AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT AND PLAN OF MERGER, dated August 18, 1997 (this
"Agreement"), among HUBCO, INC. ("HUBCO"), a New Jersey corporation and registered bank holding company, LAFAYETTE AMERICAN BANK AND TRUST COMPANY, a state bank and trust company organized under the laws of Connecticut and a wholly-owned subsidiary of HUBCO ("Lafayette"), and THE BANK OF SOUTHINGTON, a state bank and trust company organized under the laws of Connecticut ("Southington").

                                    RECITALS

                  HUBCO desires to acquire Southington and Southington's Board of Directors has determined, based upon the terms and conditions hereinafter set forth, that the acquisition is in the best interests of Southington and its shareholders. The acquisition will be accomplished by merging Southington with and into Lafayette, with Lafayette surviving.

                  As a condition for HUBCO to enter into this Agreement, HUBCO has required that it receive an option on certain authorized but unissued shares of Southington Common Stock (as hereinafter defined) and, simultaneously with the execution of this Agreement, Southington is issuing an option to HUBCO to purchase 275,000 shares of the authorized and unissued Southington Common Stock at an option price of $16.00 per share, subject to adjustment and subject to the terms and conditions set forth in the agreement governing such option.

                  The Boards of Directors of Southington, HUBCO and Lafayette have duly adopted and approved this Agreement and the Board of Directors of Southington has directed that it be submitted to Southington's shareholders for approval.

                  NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

                             ARTICLE I - THE MERGER

                  1.1. The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), Southington shall be merged with and into Lafayette (the "Merger") in accordance with Section 36a-125 of the Banking Law of Connecticut (the "Connecticut Banking Act"), and Lafayette shall be the surviving bank (the "Surviving Bank"), the name of which shall continue to be Lafayette American Bank and Trust Company. The principal office of the Surviving Bank shall be the principal office of Lafayette. Exhibit 1 to this Agreement lists (i) the locations of the principal offices of and branch offices of Southington and Lafayette; (ii) the locations of all branch offices and the main office of the Surviving Bank; and (iii) the amount of the capital stock, the number of shares, the par value and the amount of surplus of the Surviving Bank.

                  1.2. Effect of the Merger. At the Effective Time, the Surviving Bank shall be considered the same business and corporate entity as each of Lafayette and Southington and thereupon and thereafter, all the property, rights, privileges, powers and franchises of each of Lafayette and Southington shall vest in the Surviving Bank and the Surviving Bank shall be subject to and be deemed to have assumed all of the debts, liabilities, obligations and duties of each of Lafayette and Southington and shall have succeeded to all of each of their relationships, as fully and to the same extent as if such property, rights, privileges, powers, franchises, debts, liabilities, obligations, duties and relationships had been originally acquired, incurred or entered into by the Surviving Bank. In addition, any reference to either of Lafayette or Southington in any contract or document, whether executed or taking effect before or after the Effective Time, shall be considered a reference to the Surviving Bank if not inconsistent with the other provisions of the contract or document; and any pending action or other judicial proceeding to which either of Lafayette or Southington is a party, shall not be deemed to have abated or to have discontinued by reason of the Merger, but may be prosecuted to final judgment, order or decree in the same manner as if the Merger had not been made, or the Surviving Bank may be substituted as a party to such action or proceeding, and any judgment, order or decree may be rendered for or against it that might have been rendered for or against either of Lafayette or Southington as if the Merger had not occurred.

                  1.3. Certificate of Incorporation. As of the Effective Time, the certificate of incorporation of Lafayette as it exists at the Effective Time shall be the certificate of incorporation of the Surviving Bank and shall not be amended by this Agreement or the Merger but thereafter may be amended as provided by law.

         1.4. By-laws. As of the Effective Time, the By-laws of Lafayette shall be the By-laws of the Surviving Bank until otherwise amended as provided by law.

         1.5. Directors and Officers. As of the Effective Time, the directors and officers of Lafayette shall become the directors and officers of the Surviving Bank. The names of the current directors and officers of Lafayette are listed on Exhibit 1.

         1.6. Closing Date, Closing and Effective Time. Unless a different date, time and/or place are agreed to by the parties hereto, the closing of the Merger (the "Closing") shall take place at 10:00 a.m., at the offices of Pitney, Hardin, Kipp & Szuch, 200 Campus Drive, Florham Park, New Jersey, on a date determined by HUBCO on at least five business days notice (the "Closing Notice") given to Southington, which date (the "Closing Date") shall be not later than 15 business days following the receipt of all necessary regulatory and governmental approvals and consents and the expiration of all statutory waiting periods in respect thereof and the satisfaction or waiver of all of the conditions to the consummation of the Merger specified in Article VI hereof (other than the delivery of certificates, opinions and other instruments and documents to be delivered at the Closing). In the Closing Notice, HUBCO shall specify the "Determination Date" for purposes of determining the Median Pre-Closing Price (as hereinafter defined), which date shall be not more than ten business days prior to the Closing Date set forth in the Closing Notice. The Merger shall become effective (and be consummated) upon the date specified in a certificate executed by HUBCO, Lafayette and Southington filed with the Connecticut Secretary of State after the approval of the Connecticut Commissioner of Banking (the "Commissioner"). Southington shall not unreasonably withhold its approval of the Effective Time, which shall be consistent with this section. The certificate filed with the Secretary of State shall specify as the "Effective Time" of the Merger a date, immediately following the Closing, agreed to by HUBCO and Southington. Following the execution of this Agreement, HUBCO and Southington shall, if required or advised to do so by applicable regulatory authorities, execute and deliver a simplified or supplemental merger agreement, both in form and substance reasonably satisfactory to the parties hereto and consistent with the terms hereof, for delivery to the Secretary of State and the Commissioner in connection with the approval of the Merger by the regulatory authorities.

         1.7. Assurance by HUBCO. HUBCO shall provide the Commissioner with such assurances as the Commissioner reasonably shall require that after the Effective Time, Lafayette will comply with applicable minimum capital requirements.

                  ARTICLE II - CONVERSION OF SOUTHINGTON SHARES

         2.1. Conversion of Southington Common Stock. Each share of common stock, par value $6.00 per share, of Southington ("Southington Common Stock"), issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares as defined in Section 2.4) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted as follows:

         (a) Exchange Ratio. Subject to the provisions of this Section 2.1, each share of Southington Common Stock issued and outstanding immediately prior to the Effective Time (excluding Dissenting Shares and shares to be cancelled pursuant to Section 2.1(d)) shall be converted at the Effective Time into the number of shares of Common Stock, no par value, of HUBCO ("HUBCO Common Stock") equal to the exchange ratio (the "Exchange Ratio") determined as follows:

                           (i) If the Median Pre-Closing Price (as hereinafter defined) is equal to or greater than $35.00, the Exchange Ratio shall be 0.600;

                           (ii) If the Median Pre-Closing Price is less than $35.00 but greater than $27.50, the Exchange Ratio shall be equal to the quotient obtained by dividing $21.00 by the Median Pre-Closing Price and rounding the result to the nearest one-thousandth; and

                           (iii) If the Median Pre-Closing Price is equal to or less than $27.50, the Exchange Ratio shall be 0.764; provided, however, that if the Median Pre-Closing Price is less than $22.00, the Board of Directors of Southington shall have the right, exercisable only until 11:59 p.m. on the third business day following the Determination Date (or the third business day following receipt by Southington of the Closing Notice, if later), to terminate this Agreement by giving HUBCO notice of such termination, referring to this Section 2.1, and this Agreement shall be terminated pursuant to such notice, subject to
         Section 7.1, effective as of 11:59 p.m. on the third business day following receipt of such notice by HUBCO, unless prior to 11:59 p.m. on the third business day following receipt of such termination notice, HUBCO sends notice to Southington agreeing that the Exchange Ratio shall be equal to the quotient obtained by dividing $16.81 by the Median Pre-Closing Price.

         The "Median Pre-Closing Price" shall be determined by taking the price half-way between the Closing Prices left after discarding the 4 lowest and 4 highest Closing Prices in the 10 consecutive trading day period which ends on (and includes) the Determination Date. The "Closing Price" shall mean the closing price of HUBCO Common Stock as supplied by the NASDAQ Stock Market and published in The Wall Street Journal. A "trading day" shall mean a day for which a Closing Price is so supplied and published.

         (b) Conversion of Southington Certificates. At the Effective Time, all shares of Southington Common Stock (other than those cancelled pursuant to Section 2.1(d)) shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each certificate previously evidencing any such shares (other than Dissenting Shares and those cancelled pursuant to Section 2.1(d)) shall thereafter represent the right to receive the Merger Consideration (as defined in Section 2.2(b)). The holders of such certificates previously evidencing such shares of Southington Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Southington Common Stock except as otherwise provided herein or by law. Certificates previously evidencing shares of Southington Common Stock (other than Dissenting Shares and those cancelled pursuant to Section 2.1(d)) shall be exchanged for certificates evidencing shares of HUBCO Common Stock issued pursuant to this Article II, upon the surrender of such certificates in accordance with this Article II. No fractional shares of HUBCO Common Stock shall be issued, and, in lieu thereof, a cash payment shall be made pursuant to Section 2.2(e).

         (c) Capital Changes. If between the date hereof and the Effective Time the outstanding shares of HUBCO Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, stock split, reclassification, recapitalization, merger, combination or exchange of shares, the Exchange Ratio and the definition of Closing Price (as set forth in Section 2.1(a)) shall be correspondingly adjusted to reflect such stock dividend, stock split, reclassification, recapitalization, merger, combination or exchange of shares.

         (d) Cancelled Shares. All shares of Southington Common Stock held by Southington in its treasury or held immediately prior to the Effective Time shall be cancelled by HUBCO or any of its subsidiaries (other than shares held by it as trustee or in a fiduciary capacity or held as collateral on or in lieu of a debt previously contracted) shall be cancelled.

         2.2. Exchange of Certificates.

         (a) Exchange Agent. As of the Effective Time, HUBCO shall deposit, or shall cause to be deposited, with a bank or trust company designated by HUBCO, which may be the Trust Department of Lafayette or of another banking subsidiary of HUBCO (the "Exchange Agent"), for the benefit of the holders of shares of Southington Common Stock, for exchange in accordance with this Article II, through the Exchange Agent, certificates evidencing shares of HUBCO Common Stock and cash in such amount such that the Exchange Agent possesses such number of shares of HUBCO Common Stock and such amount of cash as are required to provide all of the consideration required to be exchanged by HUBCO pursuant to the provisions of this Article II (such certificates for shares of HUBCO Common Stock, together with any dividends or distributions with respect thereto, and cash being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions, deliver the HUBCO Common Stock and cash out of the Exchange Fund in accordance with Section 2.1. Except as contemplated by Section 2.2(f) hereof, the Exchange Fund shall not be used for any other purpose.

         (b) Exchange Procedures. As soon as reasonably practicable either before or after the Effective Time, HUBCO will instruct the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time evidenced outstanding shares of Southington Common Stock (other than Dissenting Shares and shares cancelled pursuant to Section 2.1(d)) (the "Certificates"), (i) a letter of transmittal (which is reasonably agreed to by HUBCO and Southington and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as HUBCO may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates evidencing shares of HUBCO Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, and such other customary documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor (A) certificates evidencing that number of whole shares of HUBCO Common Stock which such holder has the right to receive in respect of the shares of Southington Common Stock formerly evidenced by such Certificate in accordance with Section 2.1, (B) cash in lieu of fractional shares of HUBCO Common Stock to which such holder may be entitled pursuant to
Section 2.2(e) and (C) any dividends or other distributions to which such holder is entitled pursuant to Section 2.2(c) (the shares of HUBCO Common Stock, dividends, distributions and cash described in clauses (A), (B) and (C) being collectively, the "Merger Consideration") and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of Southington Common Stock which is not registered in the transfer records of Southington, a certificate evidencing the proper number of shares of HUBCO Common Stock and/or cash may be issued and/or paid in accordance with this
Article II to a transferee if the Certificate evidencing such shares of Southington Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to evidence only the right to receive upon such surrender the Merger Consideration.

         (c) Distributions with Respect to Unexchanged Shares of HUBCO Common Stock. No dividends or other distributions declared or made after the Effective Time with respect to HUBCO Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of HUBCO Common Stock evidenced thereby, and no other part of the Merger Consideration shall be paid to any such holder, until the holder of such Certificate shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates evidencing shares of HUBCO Common Stock issued in exchange therefor, without interest, (i) promptly, the amount of any cash payable with respect to a fractional share of HUBCO Common Stock to which such holder may have been entitled pursuant to Section 2.2(e) and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of HUBCO Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such shares of HUBCO Common Stock. No interest shall be paid on the Merger Consideration.

         (d) No Further Rights in Southington Common Stock. All shares of HUBCO Common Stock issued and cash paid upon conversion of the shares of Southington Common Stock in accordance with the terms hereof shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to such shares of Southington Common Stock.

         (e) No Fractional Shares. No certificates or scrip evidencing fractional shares of HUBCO Common Stock shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of HUBCO. Cash shall be paid in lieu of fractional shares of HUBCO Common Stock, in an amount determined by multiplying the fraction by the Median Pre-Closing Price.

         (f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Southington Common Stock for two years after the Effective Time shall be delivered to HUBCO, upon demand, and any holders of Southington Common Stock who have not theretofore complied with this
Article II shall thereafter look only to HUBCO for the Merger Consideration to which they are entitled.

         (g) No Liability. Neither HUBCO nor Lafayette nor the Exchange Agent shall be liable to any holder of shares of Southington Common Stock for any such shares of HUBCO Common Stock or cash (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         (h) Withholding Rights. HUBCO shall be entitled to deduct and withhold, or cause the Exchange Agent to deduct and withhold, from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Southington Common Stock, the minimum amounts (if any) that HUBCO is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by HUBCO, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Southington Common Stock in respect of which such deduction and withholding was made by HUBCO.

         2.3. Stock Transfer Books. At the Effective Time, the stock transfer books of Southington shall be closed and there shall be no further registration of transfers of shares of Southington Common Stock thereafter on the records of Southington. On or after the Effective Time, any Certificates presented to the Exchange Agent or HUBCO for transfer shall be converted into the Merger Consideration.

         2.4. Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, any holder of Southington Common Stock shall have the right to dissent in the manner provided in the Connecticut Banking Act, and if all necessary requirements of the Connecticut Banking Act are met, such shares shall be entitled to payment in cash from the Surviving Bank of the fair value of such shares as determined in accordance with the Connecticut Banking Act. All shares of Southington Common Stock as to which the holder properly exercises dissenters' rights in accordance with the Connecticut Banking Act shall constitute "Dissenting Shares" unless and until such rights are waived, by the party initially seeking to exercise such rights.

         2.5. Lafayette Common Stock. The shares of common stock of Lafayette outstanding immediately prior to the Effective Time shall not be effected by the Merger but shall be the same number of shares of the Surviving Bank.

         2.6 Southington Stock Options.

         At the Effective Time, each option (each, a "Stock Option") outstanding pursuant to either the Southington 1995 Incentive Stock Option Plan or the Southington 1997 Employee Stock Option Plan (collectively, the "Southington Stock Option Plan") shall be converted into HUBCO Common Stock in accordance with the following formula:

                           (i) Each outstanding Stock Option shall be valued at an amount (the "Option Value") determined by multiplying the Median Pre-Closing Price by the Exchange Ratio and then subtracting the stated exercise price for the Stock Option.

                           (ii) Each holder of Stock Options shall receive, at the Effective Time, a number of shares of HUBCO Common Stock equal to the aggregate Option Value for all of such holder's Stock Options, divided by the Median Pre-Closing Price.

                           (iii) Cash shall be paid in lieu of fractional shares, in an amount determined by multiplying the fraction by the Median Pre-Closing Price.

           ARTICLE III - REPRESENTATIONS AND WARRANTIES OF SOUTHINGTON

         References herein to the "Southington Disclosure Schedule" shall mean all of the disclosure schedules required by this Article III, dated as of the date hereof and referenced to the specific sections and subsections of Article III of this Agreement, which have been delivered on the date hereof by Southington to HUBCO. Southington hereby represents and warrants to HUBCO and Lafayette as follows:

         3.1. Corporate Organization.

         (a) Southington is a state bank and trust company duly organized, validly existing and in good standing under the laws of the State of Connecticut. Southington has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of Southington. Southington is a state-chartered bank and trust company whose deposits are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law. The Southington Disclosure Schedule sets forth true and complete copies of the Certificate of Incorporation and By-Laws of Southington, as in effect on the date hereof.

         (b) Except as set forth in the Southington Disclosure Schedule, Southington has no subsidiaries. When used with reference to Southington, the term "subsidiary" means any corporation, partnership, joint venture or other legal entity in which Southington, directly or indirectly, owns at least a 50 percent stock or other equity interest or for which Southington, directly or indirectly, acts as a general partner.

         3.2. Capitalization. The authorized capital stock of Southington consists of 4,000,000 shares of Southington Common Stock. As of the date hereof, there are 1,246,012 shares of Southington Common Stock issued and outstanding. All issued and outstanding shares of Southington Common Stock have been duly authorized and validly issued, are fully paid and no assessment has been made on such shares. Except as set forth in the Southington Disclosure Schedule, Southington has not granted and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase, subscription or issuance of any shares of capital stock of Southington or any securities representing the right to purchase, subscribe or otherwise receive any shares of such capital stock or any securities convertible into any such shares, and there are no agreements or understandings with respect to voting of any such shares. Each Stock Option which will be outstanding on the Closing Date is now, or on the Closing Date will be automatically by virtue of the Merger and without further action on the part of Southington or the holder thereof, fully vested.

         3.3. Authority; No Violation.

         (a) Subject to the approval of this Agreement and the transactions contemplated hereby by the shareholders of Southington, Southington has the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Southington in accordance with the Certificate of Incorporation of Southington and applicable laws and regulations. Except for such approval, no other corporate proceedings on the part of Southington are necessary to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Southington and constitutes the valid and binding obligation of Southington, enforceable against Southington in accordance with its terms.

         (b) Neither the execution and delivery of this Agreement by Southington, nor the consummation by Southington of the transactions contemplated hereby in accordance with the terms hereof, or compliance by Southington with any of the terms or provisions hereof, will (i) violate any provision of Southington's Certificate of Incorporation or By-laws, (ii) assuming that the consents and approvals set forth below are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Southington or any of its properties or assets, or (iii) except as set forth in the Southington Disclosure Schedule, violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Southington under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Southington is a party, or by which it or any of its properties or assets may be bound or affected, except, with respect to
(ii) and (iii) above, such as individually or in the aggregate will not have a material adverse effect on the business, operations, assets or financial condition of Southington and which will not prevent or delay the consummation of the transactions contemplated hereby. Except for consents and approvals of or filings or registrations with or notices to or required by the FDIC, the Commissioner, the Connecticut Department of Banking (the "Department"), the Connecticut Department of Environmental Protection (the "DEP"), the Securities and Exchange Commission (the "SEC"), state blue sky authorities or other applicable governmental authorities, and the shareholders of Southington, no consents or approvals of or filings or registrations with or notices to any third party or any public body or authority are necessary on behalf of Southington in connection with (x) the execution and delivery by Southington of this Agreement and (y) the consummation by Southington of the Merger and the other transactions contemplated hereby, except such as are listed in the Southington Disclosure Schedule and as individually or in the aggregate will not (if not obtained) have a material adverse effect on the business, operations, assets or financial condition of Southington or prevent or delay the consummation of the transactions contemplated hereby. To the best of Southington's knowledge, no fact or condition exists which Southington has reason to believe will prevent it from obtaining the aforementioned consents or approvals.

         3.4. Financial Statements.

         (a) The Southington Disclosure Schedule sets forth copies of the balance sheets of Southington as of December 31, 1996 and 1995, and the related income statements, statements of changes in stockholders' equity and cash flow statements for the periods ended December 31, in each of the three years 1994 through 1996, in each case accompanied by the audit report (which report includes explanatory paragraphs relating to certain regulatory matters) of KPMG Peat Marwick, LLP ("KPMG"), independent public accountants with respect to Southington, and the unaudited balance sheets of Southington as of March 31, 1997 and June 30, 1997, and the related unaudited income statements, unaudited statements of changes in stockholders' equity and unaudited cash flow statements of Southington for the periods ended March 31, 1997 and June 30, 1997 as reported in HUBCO's Quarterly Report on Form F-4, filed with the FDIC (collectively, the "Southington Financial Statements"). The Southington Financial Statements (including the related notes) have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved (except as may be indicated therein or in the notes thereto), and fairly present the financial position of Southington as of the respective dates set forth therein, and the related income statements, statements of changes in stockholders' equity and cash flow statements fairly present the results of operations, changes in stockholders' equity and cash flows of Southington for the respective fiscal periods set forth therein.

                  (b) The books and records of Southington are being maintained in material compliance with applicable legal and accounting requirements, and reflect only actual transactions.

                  (c) Except as and to the extent reflected, disclosed or reserved against in the Southington Financial Statements (including the notes thereto), as of June 30, 1997, Southington had no liabilities, whether absolute, accrued, contingent or otherwise, material to the business, operations, assets or financial condition of Southington which were required by GAAP (consistently applied) to be accrued in Southington's balance sheet as of June 30, 1997 or disclosed in the footnotes to the financial statements in accordance with FSAS No. 5. Since June 30, 1997, Southington has not incurred any liabilities except in the ordinary course of business and consistent with prudent banking practice, except as related to the transactions contemplated by this Agreement.

         3.5. Broker's and Other Fees. Except for Endicott Financial Advisors LLC ("Endicott"), neither Southington nor any of its directors or officers has employed any broker or finder or incurred any liability for any broker's or finder's fees or commissions in connection with any of the transactions contemplated by this Agreement. Southington's agreement with Endicott is set forth in the Southington Disclosure Schedule. There are no fees (other than time charges billed at usual and customary rates) payable to any consultants, including lawyers and accountants, in connection with this transaction or which would be triggered by consummation of this transaction or the termination of the services of such consultants by Southington.

         3.6. Absence of Certain Changes or Events.

         (a) Except as set forth in the Southington Disclosure schedule, there has not been any material adverse change in the business, operations, assets or financial condition of Southington since June 30, 1997 and to the best of Southington's knowledge, no facts or condition exists which Southington believes will cause such a material adverse change in the future.

         (b) Except as set forth in the Southington Disclosure Schedule, Southington has not taken or permitted any of the actions set forth in Section
5.2 hereof between June 30, 1997 and the date hereof and, except for execution of this Agreement and the agreement described in Section 3.5, Southington has conducted its business only in the ordinary course, consistent with past practice.

         3.7. Legal Proceedings. Except as disclosed in the Southington Disclosure Schedule, and except for ordinary routine litigation incidental to the business of Southington, Southington is not a party to any, and there are no pending or, to the best of Southington's knowledge, threatened legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against Southington which, if decided adversely to Southington, individually or in the aggregate could have a material adverse effect on the business, operations, assets or financial condition of Southington. Except as disclosed in the Southington Disclosure Schedule, Southington is not a party to any order, judgment or decree entered in any lawsuit or proceeding.

         3.8. Taxes and Tax Returns.

         (a)  Southington  has duly filed (and until the Effective  Time will so file) all returns, declarations, reports, information returns and statements ("Returns") required to be filed by it in respect of any federal, state and local taxes (including withholding taxes, penalties or other payments required) and has duly paid (and until the Effective Time will so pay) all such taxes due and payable, other than taxes or other charges which are being contested in good faith (and disclosed to HUBCO in writing). Southington has established (and until the Effective Time will establish) on its books and records reserves that are adequate for the payment of all federal, state and local taxes not yet due and payable, but are incurred in respect of Southington through such date. The Southington Disclosure Schedule identifies the federal income tax returns of Southington which have been examined by the Internal Revenue Service (the "IRS") within the past six years. No deficiencies were asserted as a result of such examinations which have not been resolved and paid in full. The Southington Disclosure Schedule identifies the applicable state income tax returns of Southington which have been examined by the applicable authorities within the past six years. No deficiencies were asserted as a result of such examinations which have not been resolved and paid in full. To the best knowledge of Southington, there are no audits or other administrative or court proceedings presently pending nor any other disputes pending with respect to, or claims asserted for, taxes or assessments upon Southington, nor has Southington given any currently outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any taxes or Returns.

         (b) Except as set forth in the Southington Disclosure Schedule, Southington (i) has not requested any extension of time within which to file any Return which Return has not since been filed, (ii) is not a party to any agreement providing for the allocation or sharing of taxes, (iii) is not required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by Southington (nor does Southington have any knowledge that the IRS has proposed any such adjustment or change of accounting method) and (iv) has not filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

         3.9. Employee Benefit Plans.

         (a) Except as disclosed in the Southington Disclosure Schedule, Southington does not maintain or contribute to any "employee pension benefit plan" (the "Southington Pension Plans"), within the meaning of Section 3(2)(A) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA (the "Southington Welfare Plans"), stock option plan, stock purchase plan, deferred compensation plan, severance plan, bonus plan, employment agreement or other similar plan, program or arrangement. Southington has not, since September 2, 1974, contributed to any "Multiemployer Plan", as such term is defined in
Section 3(37) of ERISA.

         (b) Except as disclosed in the Southington Disclosure Schedule, Southington has delivered to HUBCO in the Southington Disclosure Schedule a complete and accurate copy of each of the following with respect to each of the Southington Pension Plans and Southington Welfare Plans, if any: (1) plan document, summary plan description, and summary of material modifications (if not available, a detailed description of the foregoing); (ii) trust agreement or insurance contract, if any; (iii) most recent IRS determination letter, if any;
(iv) most recent actuarial report, if any; and (v) most recent annual report on Form 5500.

         (c) The present value of all accrued benefits under each of the Southington Pension Plans subject to Title IV of ERISA, based upon the actuarial assumptions used for purposes of the most recent actuarial valuation prepared by such Southington Pension Plan's actuary, did not exceed the then current value of the assets of such plans allocable to such accrued benefits.

         (d)  During  the  last  five  years,   the  Pension  Benefit   Guaranty
Corporation (the "PBGC") has not asserted any claim for liability against Southington or any of its subsidiaries which has not been paid in full.

         (e) All premiums (and interest charges and penalties for late payment, if applicable) due to the PBGC with respect to each Southington Pension Plan have been paid. All contributions required to be made to each Southington Pension Plan under the terms thereof, ERISA or other applicable law have been timely made, and all amounts properly accrued to date as liabilities of Southington which have not been paid have been properly recorded on the books of Southington.

         (f) Except as disclosed in the Southington Disclosure Schedule, each of the Southington Pension Plans, the Southington Welfare Plans and each other plan and arrangement identified on the Southington Disclosure Schedule has been operated in compliance in all material respects with the provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder, and all other applicable governmental laws and regulations. Furthermore, if Southington maintains any Southington Pension Plan, Southington intends to apply, if necessary, for, or the IRS has issued, a favorable determination letter with respect to such Southington Pension Plan and, except as disclosed in the Southington Disclosure Schedule, Southington is not aware of any fact or circumstance which would disqualify any plan, that could not be retroactively corrected (in accordance with the procedures of the IRS).

         (g) To the best knowledge of Southington, no non-exempt prohibited transaction, within the meaning of Section 4975 of the Code or Section 406 of ERISA, has occurred with respect to any of the Southington Welfare Plans or Southington Pension Plans.

         (h) No Southington Pension Plan or any trust created thereunder has been terminated, nor have there been any "reportable events", within the meaning of Section 4034(b) of ERISA, with respect to any of the Southington Pension Plans.

         (i) No "accumulated funding deficiency", within the meaning of Section 412 of the Code, has been incurred with respect to any of the Southington Pension Plans.

         (j) There are no pending or, to the best knowledge of Southington, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Southington Pension Plans or the Southington Welfare Plans, any trusts created thereunder or any other plan or arrangement identified in the Southington Disclosure Schedule.

         (k) Except as disclosed in the Southington Disclosure Schedule, no Southington Pension Plan or Southington Welfare Plan provides medical or death benefits (whether or not insured) beyond an employee's retirement or other termination of service, other than (i) coverage mandated by law, or (ii) death benefits under any Southington Pension Plan.

         (l) Except with respect to customary health, life and disability benefits or as disclosed in the Southington Disclosure Schedule, Southington has no unfunded benefit obligations which are not accounted for by reserves shown on the financial statements and established under GAAP or otherwise noted on such financial statements.

         (m) With respect to each Southington Pension Plan and Southington Welfare Plan that is funded wholly or partially through an insurance policy, there will be no liability of Southington as of the Effective Time under any such insurance policy or ancillary agreement with respect to such insurance policy in the nature of a retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability arising wholly or partially out of events occurring prior to the Effective Time.

         (n) Except as set forth in the Southington Disclosure Schedule or as agreed to by HUBCO in writing either pursuant to this Agreement or otherwise, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee of Southington to severance pay, unemployment compensation or any similar payment, (ii) accelerate the time of payment, vesting, or increase the amount, of any compensation due to any current employee or former employee under any Southington Pension Plan or Southington Welfare Plan, or (iii) result in payments not deductible by reason of Section 280G of the Code.

         3.10. Reports.

         (a) The Southington Disclosure Schedule lists, and Southington has previously delivered to HUBCO a complete copy of, each communication (other than general advertising materials and press releases) mailed by Southington to its shareholders as a class since January 1, 1995, and each such communication, as of its date, complied in all material respects with all applicable statutes, rules and regulations and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that information as of a later date shall be deemed to modify information as of an earlier date.

         (b) Southington has, since January 1, 1995, duly filed with the FDIC in form which was correct in all material respects the quarterly and annual financial reports required to be filed under applicable laws and regulations (provided that information as of a later date shall be deemed to modify information as of an earlier date), and, subject to permission from such regulatory authorities, Southington promptly will deliver or make available to HUBCO accurate and complete copies of such reports. The Southington Disclosure Schedule lists all examinations of Southington conducted by either the Department or the FDIC since January 1, 1995 and the dates of any responses thereto submitted by Southington.

         3.11. Southington Information. The information relating to Southington to be contained in the Proxy Statement/Prospectus (as defined in Section 5.6(a) hereof) to be delivered to shareholders of Southington in connection with the solicitation of their approval of the Merger, as of the date the Proxy Statement/Prospectus is mailed to shareholders of Southington, and up to and including the date of the meeting of shareholders to which such Proxy Statement/Prospectus relates, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.12. Compliance with Applicable Law. Except as set forth in the Southington Disclosure Schedule, Southington holds all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business and since January 1, 1995 has complied with and is not in default in any respect under any applicable law, statute, order, rule, regulation, policy and/or guideline of any federal, state or local governmental authority relating to Southington (other than where such defaults or noncompliances, individually or in the aggregate, will not result in a material adverse effect on the business, operations, assets or financial condition of Southington) and Southington has not received notice of violation of, and does not know of any violations of, any of the above.

         3.13. Certain Contracts.

         (a) Except for plans referenced in Section 3.9 hereof, contracts described in Section 3.5 hereof and as disclosed in the Southington Disclosure Schedule, (i) Southington is not a party to or bound by any written contract or understanding (whether written or oral) with respect to the employment of any officers, employees, directors or consultants, and (ii) the consummation of the transactions contemplated by this Agreement will not (either alone or upon the occurrence of any additional acts or events) result in any payment (whether of severance pay or otherwise) becoming due from Southington to any officer, employee, director or consultant thereof. The Southington Disclosure Schedule sets forth true and correct copies of each severance or employment agreement with officers, directors, employees, agents or consultants to which Southington is a party.

         (b) Except as disclosed in the Southington Disclosure Schedule and except for loan agreements made and loan commitments issued in the ordinary course of business, (i) as of the date of this Agreement, Southington is not a party to or bound by any commitment, agreement or other instrument which is material to the business, operations, assets or financial condition of Southington (but in no event shall a contract for less than $50,000 a year be deemed material under this paragraph) (ii) no commitment, agreement or other instrument to which Southington is a party or by which it is bound limits the freedom of Southington to compete in any line of business or with any person, and (iii) Southington is not a party to any collective bargaining agreement.

         (c) Except as disclosed in the Southington Disclosure Schedule, neither Southington nor, to the best knowledge of Southington, any other party thereto, is in default in any material respect under any material lease, contract, mortgage, promissory note, deed of trust, loan or other commitment (except those under which Southington is or will be the creditor) or arrangement, except for defaults which individually or in the aggregate would not have a material adverse effect on the business, operations, assets or financial condition of Southington.

         3.14. Properties and Insurance.

         (a) Southington has good and, as to owned real property, marketable title to all material assets and properties, whether real or personal, tangible or intangible, reflected in Southington's statement of condition as of December 31, 1996, or owned and acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since December 31, 1996), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items that secure liabilities that are reflected in said statement of condition or the notes thereto or that secure liabilities incurred in the ordinary course of business after the date of such statement of condition, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith, (iii) such encumbrances, liens, mortgages, security interests, pledges and title imperfections that are not in the aggregate material to the business, operations, assets, and financial condition of Southington and (iv) with respect to owned real property, title imperfections noted in title reports delivered to HUBCO prior to the date hereof. Except as affected by the transactions contemplated hereby, Southington as lessee has the right under valid and subsisting leases to occupy, use, possess and control all real property leased by Southington in all material respects as presently occupied, used, possessed and controlled by Southington.

         (b) The business operations and all insurable properties and assets of Southington are insured for its benefit against all risks which, in the reasonable judgment of the management of Southington, should be insured against, in each case under policies or bonds issued by insurers of recognized responsibility, in such amounts with such deductibles and against such risks and losses as are in the opinion of the management of Southington adequate for the business engaged in by Southington. As of the date hereof, Southington has not received any notice of cancellation or notice of a material amendment of any such insurance policy or bond and, to the best of its knowledge, is not in default under any such policy or bond, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion.

         3.15. Minute Books. The minute books of Southington contain accurate records of all meetings and other corporate action held of the shareholders and Board of Directors (including committees of the Board of Directors), except where the failure to so maintain such records would not have a material adverse effect on the business, operations, assets or financial condition of Southington.

         3.16. Environmental Matters.

         (a) Except as disclosed in the Southington Disclosure Schedule, Southington has not received any written notice, citation, claim, assessment, proposed assessment or demand for abatement alleging that Southington (either directly or, as a trustee or fiduciary, or as a successor-in-interest in connection with the enforcement of remedies to realize the value of properties serving as collateral for outstanding loans) is responsible for the correction or cleanup of any condition resulting from the violation of any law, ordinance or other governmental regulation regarding environmental matters which correction or cleanup would be material to the business, operations, assets or financial condition of Southington. Except as disclosed in the Southington Disclosure Schedule, Southington has no knowledge that any toxic or hazardous substances or materials have been emitted, generated, disposed of or stored on any Properties (as hereinafter defined) in any manner that violates any presently existing federal, state or local law or regulation governing or pertaining to any toxic or hazardous substances and materials, the violation of which would have a material adverse effect on the business, operations, or assets or financial condition of Southington.

         (b) Southington has no knowledge that any of the Properties have been operated in any manner in the three years prior to the date of this Agreement that violated any applicable federal, state or local law or regulation governing or pertaining to such substances and materials, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Southington.

         (c) Except as set forth on the Southington Disclosure Schedule, (i) Southington has no knowledge that any of the real property owned or leased by Southington, as other real estate owned ("OREO") or otherwise, or owned or controlled by Southington as a trustee or fiduciary (the "Properties"), meets the statutory criteria of an "Establishment" as that term is defined pursuant to the Connecticut Transfer of Establishments Act, P.A. 95-183 (the "Connecticut Transfer Act"), and (ii) to the best of Southington `s knowledge, Southington and any and all of its tenants or subtenants have all necessary permits and have filed all necessary registrations material to permit the operation of the Properties in the manner in which the operations are currently conducted under all applicable federal, state or local environmental laws, excepting only those permits and registrations the absence of which would not have a material adverse effect upon the operations requiring the permit or registration.

         (d) Except as set forth in the Southington Disclosure Schedule, to the knowledge of Southington, there are no underground storage tanks on, in or under any of the Properties and no underground storage tanks have been closed or removed from any of the Properties while the property was owned, operated or controlled by Southington.

         3.17. Reserves. As of June 30, 1997, the allowance for possible loan losses in the Southington Financial Statements was adequate based upon all factors required to be considered by Southington at that time in determining the amount of such allowance. Except as set forth in the Southington Disclosure Schedule, the methodology used to compute the allowance for possible loan losses complies in all material respects with all applicable policies of the FDIC. As of June 30, 1997, the valuation allowance for OREO properties in the Southington Financial Statements was adequate based upon all factors required to be considered by Southington at that time in determining the amount of such allowance.

         3.18. No Parachute Payments. No officer, director, employee or agent (or former officer, director, employee or agent) of Southington is entitled now, or will or may be entitled to as a consequence of this Agreement or the Merger, to any payment or benefit from Southington, HUBCO or Lafayette which if paid or provided would constitute an "excess parachute payment", as defined in Section 280G of the Code or regulations promulgated thereunder.

         3.19. Agreements with Bank Regulators. Except as set forth in the Southington Disclosure Schedule, Southington is not a party to any commitment letter, board resolution submitted to a regulatory authority or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any court, governmental authority or other regulatory or administrative agency or commission, domestic or foreign ("Governmental Entity") which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies or its management, nor has Southington been advised by any Governmental Entity that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission. Except as set forth in the Southington Disclosure Schedule, Southington is not required by Section 32 of the Federal Deposit Insurance Act to give prior notice to a Federal banking agency of the proposed addition of an individual to its board of directors or the employment of an individual as a senior executive officer.

         3.20. Disclosure. No representation or warranty contained in Article III of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading.

              ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF HUBCO

         References herein to the "HUBCO Disclosure Schedule" shall mean all of the disclosure schedules required by this Article IV, dated as of the date hereof and referenced to the specific sections and subsections of Article IV of this Agreement, which have been delivered on the date hereof by HUBCO to Southington. HUBCO hereby represents and warrants to Southington as follows:

         4.1. Corporate Organization.

         (a) HUBCO is a corporation duly organized and validly existing and in good standing under the laws of the State of New Jersey. HUBCO has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of HUBCO or its subsidiaries (defined below), taken as a whole. HUBCO is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

         (b) Each of the subsidiaries of HUBCO are listed in the HUBCO Disclosure Schedule. The term "subsidiary", when used with reference to HUBCO, means any corporation, partnership, joint venture or other legal entity in which HUBCO directly or indirectly, owns at least a 50 percent stock or other equity interest or for which HUBCO, directly or indirectly, acts as a general partner. Each subsidiary of HUBCO is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation. Lafayette is a state bank and trust company whose deposits are insured by the FDIC to the fullest extent permitted by law. Each subsidiary has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of HUBCO and its subsidiaries, taken as a whole. The HUBCO Disclosure Schedule sets forth true and complete copies of the Certificate of Incorporation and By-laws of each of HUBCO and Lafayette as in effect on the date hereof.

         4.2. Capitalization. The authorized capital stock of HUBCO consists of 51,500,000 shares of HUBCO Common Stock and 10,300,000 shares of preferred stock ("HUBCO Authorized Preferred Stock"). As of June 30, 1997, there were 21,624,468 shares of HUBCO Common Stock issued and outstanding, excluding 5,304 shares of treasury stock. Since such date, and from time to time hereafter, HUBCO may sell or repurchase shares of HUBCO Common Stock. As of June 30, 1997, there were 35,580 shares of HUBCO Authorized Preferred Stock outstanding, all of which are designated Series B, no par value, Convertible Preferred Stock. Except as described in the HUBCO Disclosure Schedule, there are no shares of HUBCO Common Stock issuable upon the exercise of outstanding stock options or otherwise. All issued and outstanding shares of HUBCO Common Stock and HUBCO Authorized Preferred Stock, and all issued and outstanding shares of capital stock of HUBCO's subsidiaries, have been duly authorized and validly issued, are fully paid, nonassessable and free of preemptive rights, and are free and clear of all liens, encumbrances, charges, restrictions or rights of third parties. All of the outstanding shares of capital stock of HUBCO's subsidiaries are owned by HUBCO free and clear of any liens, encumbrances, charges, restrictions or rights of third parties. Except as described in the HUBCO Disclosure Schedule, neither HUBCO nor HUBCO's subsidiaries has granted or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase or issuance of any shares of capital stock of HUBCO or HUBCO's subsidiaries or any securities representing the right to purchase, subscribe or otherwise receive any shares of such capital stock or any securities convertible into any such shares, and there are no agreements or understandings with respect to voting of any such shares.

         4.3. Authority; No Violation.

         (a) Each of HUBCO and Lafayette has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the respective Boards of Directors of HUBCO and Lafayette in accordance with their respective Certificates of Incorporation and applicable laws and regulations. No other corporate proceedings on the part of HUBCO or Lafayette are necessary to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by each of HUBCO and Lafayette and constitutes the valid and binding obligations of each of HUBCO and Lafayette, enforceable against each of them in accordance with its terms.

         (b) Neither the execution or delivery of this Agreement by HUBCO or Lafayette, nor the consummation by HUBCO or Lafayette of the transactions contemplated hereby in accordance with the terms hereof or compliance by HUBCO or Lafayette with any of the terms or provisions hereof will (i) violate any provision of the respective Certificates of Incorporation or By-laws of HUBCO or Lafayette, (ii) assuming that the consents and approvals set forth below are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to either HUBCO or Lafayette or any of their respective properties or assets, or (iii) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the respective properties or assets of HUBCO or Lafayette under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which either HUBCO or Lafayette is a party, or by which either HUBCO or Lafayette or any of their respective properties or assets may be bound or affected, except, with respect to (ii) and (iii) above, such as individually or in the aggregate will not have a material adverse effect on the business, operations, assets or financial condition of HUBCO and HUBCO's subsidiaries, taken as a whole, and which will not prevent or delay the consummation of the transactions contemplated hereby. Except for consents and approvals of or filings or registrations with or notices to the FDIC, the Commissioner, the Department, the Board of Governors of the Federal Reserve System (the "FRB"), if required, the SEC, state blue sky authorities or other applicable governmental authorities, no consents or approvals of or filings or registrations with or notices to any third party or any public body or authority are necessary on behalf of HUBCO or Lafayette in connection with (x) the execution and delivery by HUBCO and Lafayette of this Agreement, and (y) the consummation by HUBCO and Lafayette of the Merger and the other transactions contemplated hereby, except such as are listed in the HUBCO Disclosure Schedule or in the aggregate will not (if not obtained) have a material adverse effect on the business, operations, assets or financial condition of HUBCO and its subsidiaries, taken as a whole. To the best of HUBCO's knowledge, no fact or condition exists which HUBCO has reason to believe will prevent HUBCO or Lafayette from obtaining the aforementioned consents and approvals.

         4.4. Financial Statements.

         (a) The HUBCO Disclosure Schedule sets forth copies of the consolidated statements of financial condition of HUBCO as of December 31, 1996 and 1995, the related consolidated statements of income, changes in stockholders' equity and cash flows for the periods ended December 31, in each of the three fiscal years 1994 through 1996, in each case accompanied by the audit report of Arthur Andersen LLP ("Arthur Andersen"), independent public accountants with respect to HUBCO, and the unaudited consolidated statements of condition of HUBCO as of June 30, 1997 and June 30, 1996 and the related unaudited consolidated statements of income, cash flows for the six months then ended as reported in HUBCO's Quarterly Report on Form 10-Q, filed with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act") (collectively, the "HUBCO Financial Statements"). The HUBCO Financial Statements (including the related notes) have been prepared in accordance with GAAP consistently applied during the periods involved (except as may be indicated therein or in the notes thereto), and fairly present the consolidated financial position of HUBCO as of the respective dates set forth therein, and the related consolidated statements of income, changes in stockholders' equity and cash flows (including the related notes, where applicable) fairly present the consolidated results of operations, changes in stockholders' equity and cash flows of HUBCO for the respective fiscal periods set forth therein.

         (b) The books and records of HUBCO and Lafayette are being maintained in material compliance with applicable legal and accounting requirements, and reflect only actual transactions.

         (c) Except as and to the extent reflected, disclosed or reserved against in the HUBCO Financial Statements (including the notes thereto), as of June 30, 1997 neither HUBCO nor any of its subsidiaries had any obligation or liability, whether absolute, accrued, contingent or otherwise, material to the business, operations, assets or financial condition of HUBCO or any of its subsidiaries which were required by GAAP (consistently applied) to be accrued in HUBCO's consolidated statement of condition as of June 30, 1997 or disclosed in the footnotes to the financial statements in accordance with FSAS No. 5. Neither HUBCO nor any of its subsidiaries have incurred any liabilities, except in the ordinary course of business and consistent with prudent banking practice.

         4.5. Brokerage Fees. Neither HUBCO nor any of its directors or officers has employed any broker or finder or incurred any liability for any broker's or finder's fees or commissions in connection with any of the transactions contemplated by this Agreement.

         4.6. Absence of Certain Changes or Events. There has not been any material adverse change in the business, operations, assets or financial condition of HUBCO and HUBCO's subsidiaries taken as a whole since June 30, 1997 and to the best of HUBCO's knowledge, no facts or condition exists which HUBCO believes will cause such a material adverse change in the future.

         4.7. Legal Proceedings. Except for ordinary routine litigation incidental to the business of HUBCO or its subsidiaries, neither HUBCO nor any of its subsidiaries is a party to any, and there are no pending or, to the best of HUBCO's knowledge, threatened legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against HUBCO or any of its subsidiaries which, if decided adversely to HUBCO or its subsidiaries, would have a material adverse effect on the business, operations, assets or financial condition of HUBCO or its subsidiaries. Except as disclosed in the HUBCO Disclosure Schedule, neither HUBCO nor any of HUBCO's subsidiaries is a party to any order, judgment or decree entered in any lawsuit or proceeding which is material to HUBCO and its subsidiaries, taken as a whole.

         4.8. Compliance With Applicable Law.

         (a) HUBCO has filed all reports that it was required to file with the SEC under the 1934 Act, all of which complied in all material respects with all applicable requirements of the 1934 Act and the rules and regulations adopted thereunder. As of their respective dates, each such report and each registration statement, proxy statement, form or other document filed by HUBCO with the SEC, including without limitation, any financial statements or schedules included therein, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date. Since January 1, 1995, HUBCO and Lafayette have duly filed all material forms, reports and documents which they were required to file with each agency charged with regulating any aspect of their business.

         (b) Except as set forth in the HUBCO Disclosure Schedule, each of HUBCO and HUBCO's subsidiaries holds all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business, and has complied with and is not in default in any respect under any applicable law, statute, order, rule, regulation, policy and/or guideline of any federal, state or local governmental authority relating to HUBCO or HUBCO's subsidiaries (other than where such default or noncompliance will not result in a material adverse effect on the business, operations, assets or financial condition of HUBCO and its subsidiaries taken as a whole) and HUBCO has not received notice of violation of, and does not know of any violations of, any of the above.

         4.9. HUBCO Information. The information relating to HUBCO and Lafayette (including, without limitation, information regarding other transactions which HUBCO is required to disclose), this Agreement and the transactions contemplated hereby in the Registration Statement and Proxy Statement/Prospectus (as defined in Section 5.6(a) hereof), as of the date of the mailing of the Proxy Statement/Prospectus, and up to and including the date of the meeting of shareholders of Southington to which such Proxy Statement/Prospectus relates, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Registration Statement shall comply as to form in all material respects with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act and the rules and regulations promulgated thereunder.

         4.10. Funding and Capital Adequacy. At the Effective Time, each of HUBCO and Lafayette will have sufficient capital to satisfy all applicable regulatory capital requirements.

         4.11. HUBCO Common Stock. At the Effective Time, the HUBCO Common Stock issued hereunder will be duly authorized and validly issued, fully paid, nonassessable, free of preemptive rights and free and clear of all liens, encumbrances or restrictions created by or through HUBCO, with no personal liability attaching to the ownership thereof. The HUBCO Common Stock to be issued pursuant to the Merger will be registered under the 1933 Act and issued in accordance with all applicable state and federal laws, rules and regulations.

         4.12. Taxes and Tax Returns.

         (a) HUBCO and HUBCO's subsidiaries have duly filed all Returns required to be filed by them in respect of any federal, state and local taxes (including withholding taxes, penalties or other payments required) and have duly paid all such taxes due and payable, other than taxes or other charges which are being contested in good faith (and disclosed to Southington in writing). HUBCO and HUBCO's subsidiaries have established on their books and records reserves that are adequate for the payment of all federal, state and local taxes not yet due and payable, but are incurred in respect of HUBCO or Lafayette through such date. The HUBCO Disclosure Schedule identifies the federal income tax returns of HUBCO, Lafayette and HUBCO's other subsidiaries which have been examined by the IRS within the past six years. No deficiencies were asserted as a result of such examinations which have not been resolved and paid in full. The HUBCO Disclosure
Schedule identifies the applicable state income tax returns of HUBCO, Lafayette and HUBCO's other subsidiaries which have been examined by the applicable authorities. No deficiencies were asserted as a result of such examinations which have not been resolved and paid in full. To the best knowledge of HUBCO, there are no audits or other administrative or court proceedings presently pending nor any other disputes pending with respect to, or claims asserted for, taxes or assessments upon HUBCO, Lafayette or HUBCO's other subsidiaries, nor has HUBCO, Lafayette or HUBCO's other subsidiaries given any currently outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any taxes or Returns.

         (b) Except as set forth in the HUBCO Disclosure Schedule, neither HUBCO nor Lafayette nor any other subsidiary of HUBCO (i) has requested any extension of time within which to file any Return which Return has not since been filed,
(ii) is a party to any agreement providing for the allocation or sharing of taxes, (iii) is required to include in income any adjustment pursuant to Section 481(a) of the Code, by reason of a voluntary change in accounting method initiated by HUBCO or Lafayette (nor does HUBCO have any knowledge that the IRS has proposed any such adjustment or change of accounting method) or (iv) has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

         4.13. Employee Benefit Plans.

         (a) HUBCO and its subsidiaries maintain or contribute to certain "employee pension benefit plans" (the "HUBCO Pension Plans"), as such term is defined in Section 3(2)(A) of ERISA, and "employee welfare benefit plans" (the "HUBCO Welfare Plans"), as such term is defined in Section 3(1) of ERISA. Since September 2, 1974, neither HUBCO nor its subsidiaries have contributed to any "Multiemployer Plan", as such term is defined in Section 3(37) of ERISA.

         (b) Each of the HUBCO Pension Plans and each of the HUBCO Welfare Plans has been operated in compliance in all material respects with the provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder, and all other applicable governmental laws and regulations. HUBCO is not aware of any fact or circumstance which would disqualify any plan that could not be retroactively corrected (in accordance with the procedures of the IRS).

         (c) The present value of all accrued benefits under each of the HUBCO Pension Plans subject to Title IV of ERISA, based upon the actuarial assumptions used for purposes of the most recent actuarial valuation prepared by such HUBCO Pension Plan's actuary, did not exceed the then current value of the assets of such plans allocable to such accrued benefits.

         (d) During the last five years, the PBGC has not asserted any claim for liability against HUBCO or any of its subsidiaries which has not been paid in full.

         (e) All premiums (and interest charges and penalties for late payment, if applicable) due to the PBGC with respect to each HUBCO Pension Plan have been paid. All contributions required to be made to each HUBCO Pension Plan under the terms thereof, ERISA or other applicable law have been timely made, and all amounts properly accrued to date as liabilities of HUBCO which have not been paid have been properly recorded on the books of HUBCO.

         (f) No "accumulated funding deficiency", within the meaning of Section 412 of the Code, has been incurred with respect to any of the HUBCO Pension Plans.

         (g) There are no pending or, to the best knowledge of HUBCO, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the HUBCO Pension Plans or the HUBCO Welfare Plans, any trusts created thereunder or any other plan or arrangement identified in the HUBCO Disclosure Schedule.

         (h) Except with respect to customary health, life and disability benefits or as disclosed in the HUBCO Disclosure Schedule, HUBCO has no unfunded benefit obligations which are not accounted for by reserves shown on the financial statements and established under GAAP or otherwise noted on such financial statements.

         4.14. Contracts. Except as disclosed in the HUBCO Disclosure Schedule, neither HUBCO nor any of its subsidiaries, or to the best knowledge of HUBCO, any other party thereto, is in default in any material respect under any material lease, contract, mortgage, promissory note, deed of trust, loan or other commitment (except those under which a banking subsidiary of HUBCO is or will be the creditor) or arrangement, except for defaults which individually or in the aggregate would not have a material adverse effect on the business, operations, assets or financial condition of HUBCO and its subsidiaries, taken as a whole.

         4.15. Properties and Insurance.

         (a) HUBCO and its subsidiaries have good and, as to owned real property, marketable title to all material assets and properties, whether real or personal, tangible or intangible, reflected in HUBCO's consolidated balance sheet as of December 31, 1996, or owned and acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since December 31, 1996), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items that secure liabilities that are reflected in said balance sheet or the notes thereto or that secure liabilities incurred in the ordinary course of business after the date of such balance sheet, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith, (iii) such encumbrances, liens, mortgages, security interests, pledges and title imperfections that are not in the aggregate material to the business, operations, assets, and financial condition of HUBCO and its subsidiaries taken as a whole and (iv) with respect to owned real property, title imperfections noted in title reports. Except as disclosed in the HUBCO Disclosure Schedule, HUBCO and its subsidiaries as lessees have the right under valid and subsisting leases to occupy, use, possess and control all property leased by HUBCO or its subsidiaries in all material respects as presently occupied, used, possessed and controlled by HUBCO and its subsidiaries.

         (b) The business operations and all insurable properties and assets of HUBCO and its subsidiaries are insured for their benefit against all risks which, in the reasonable judgment of the management of HUBCO, should be insured against, in each case under policies or bonds issued by insurers of recognized responsibility, in such amounts with such deductibles and against such risks and losses as are in the opinion of the management of HUBCO adequate for the business engaged in by HUBCO and its subsidiaries. As of the date hereof, neither HUBCO nor any of its subsidiaries has received any notice of cancellation or notice of a material amendment of any such insurance policy or bond or is in default under any such policy or bond, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion.

         4.16. Environmental Matters. Except as disclosed in the HUBCO Disclosure Schedule, neither HUBCO nor any of its subsidiaries has received any written notice, citation, claim, assessment, proposed assessment or demand for abatement alleging that HUBCO or any of its subsidiaries (either directly or as a successor-in-interest in connection with the enforcement of remedies to realize the value of properties serving as collateral for outstanding loans) is responsible for the correction or cleanup of any condition resulting from the violation of any law, ordinance or other governmental regulation regarding environmental matters which correction or cleanup would be material to the business, operations, assets or financial condition of HUBCO and its subsidiaries taken as a whole. Except as disclosed in the HUBCO Disclosure Schedule, HUBCO has no knowledge that any toxic or hazardous substances or materials have been emitted, generated, disposed of or stored on any property currently owned or leased by HUBCO or any of its subsidiaries in any manner that violates or, after the lapse of time is reasonably likely to violate, any presently existing federal, state or local law or regulation governing or pertaining to such substances and materials, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of HUBCO and its subsidiaries, taken as a whole.

         4.17. Reserves. As of June 30, 1997, the allowance for possible loan losses in the HUBCO Financial Statements was adequate based upon all factors required to be considered by HUBCO at that time in determining the amount of such allowance. The methodology used to compute the allowance for possible loan losses complies in all material respects with all applicable FDIC, Department and New Jersey Department of Banking policies. As of June 30, 1997, the valuation allowance for OREO properties in the HUBCO Financial Statements was adequate based upon all factors required to be considered by HUBCO at that time in determining the amount of such allowance.

         4.18. Agreements with Bank Regulators. Neither HUBCO nor any of its subsidiaries is a party to any agreement or memorandum of understanding with, or a party to any commitment letter, board resolution submitted to a regulatory authority or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any Government Entity which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies or its management, except for those the existence of which has been disclosed in writing to Southington by HUBCO prior to the date of this Agreement, nor has HUBCO been advised by any Governmental Entity that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, except as disclosed in writing to Southington by HUBCO prior to the date of this Agreement. Neither HUBCO nor any of its subsidiaries is required by Section 32 of the Federal Deposit Insurance Act to give prior notice to a Federal banking agency of the proposed addition of an individual to its board of directors or the employment of an individual as a senior executive officer, except as disclosed in writing to Southington by HUBCO prior to the date of this Agreement.

         4.19. Disclosures. No representation or warranty contained in Article IV of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading.

                      ARTICLE V - COVENANTS OF THE PARTIES

         5.1. Conduct of the Business of Southington . During the period from the date of this Agreement to the Effective Time, Southington shall conduct its business only in the ordinary course and consistent with prudent banking practice, except for transactions permitted hereunder or with the prior written consent of HUBCO, which consent will not be unreasonably withheld. Southington also shall use all reasonable efforts to (i) preserve its business organization intact, (ii) keep available to itself the present services of its employees and
(iii) preserve for itself and HUBCO the goodwill of its customers and others with whom business relationships exist.

         5.2. Negative Covenants.

                  (a) Southington agrees that from the date hereof to the Effective Time, except as otherwise approved by HUBCO in writing or as permitted or required by this Agreement, it will not:

                           (i)  change  any  provision  of  its  Certificate  of
         Incorporation  or  By-laws  or  any  similar  governing   documents  of
         Southington;

                           (ii) change the number of shares of its authorized or issued capital stock or issue or grant any subscription, option, warrant, call, commitment, right to purchase or agreement of any character relating to the authorized or issued capital stock of Southington or any securities convertible into shares of such stock, or split, combine or reclassify any shares of its capital stock, or declare, set aside or pay any dividend, or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, other than regular quarterly cash dividends in per share amounts not in excess of $0.07 (or, for the fourth quarter of 1997 or thereafter, not in excess of $0.08);

                           (iii) grant any severance or termination pay (other than pursuant to policies or contracts of Southington in effect on the date hereof and disclosed to HUBCO pursuant hereto) to, or enter into or amend any employment or severance agreement with, any of its directors, officers or employees, except as specified in the Southington Disclosure Schedule; adopt any new employee benefit plan or arrangement of any type; or award any increase in compensation or benefits to its directors, officers or employees except with respect to employee increases in the ordinary course of business and consistent with past practices and policies; or employ any new senior officers, whether or not pursuant to written agreements;

                           (iv) sell or dispose of any substantial amount of assets or voluntarily incur any significant liabilities other than in the ordinary course of business consistent with past practices and policies or in response to substantial financial demands upon the business of Southington;

                           (v) except as set forth in the Southington Disclosure Schedule and except for other capital expenditures not exceeding $20,000 individually or $50,000 in the aggregate, make any capital expenditures other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair;

                           (vi)   except  as  set   forth  in  the   Southington
         Disclosure Schedule, file any applications or make any contract with respect to branching or site location or relocation;

                           (vii) agree to acquire in any manner whatsoever (other than to realize upon collateral for a defaulted loan) any business or entity;

                           (viii) make any material change in its accounting methods or practices, other than changes required in accordance with GAAP;

                           (ix) take any action that would result in any of its representations and warranties contained in Article III of this Agreement not being true and correct in any material respect at the Effective Time or that would cause any of its conditions to Closing not to be satisfied; or

                           (x)  agree to do any of the foregoing.

         5.3. No Solicitation. Southington shall not, directly or indirectly, encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than HUBCO) concerning any merger or sale of shares of capital stock or sale of substantial assets or liabilities not in the ordinary course of business, or similar transactions involving Southington (an "Acquisition Transaction"). Notwithstanding the foregoing, Southington may enter into discussions or negotiations or provide information in connection with an unsolicited possible Acquisition Transaction if the Board of Directors of Southington, after consulting with counsel, determines in the exercise of its fiduciary responsibilities that such discussions or negotiations should be commenced or such information should be furnished. Southington will promptly communicate to HUBCO the terms of any proposal, whether written or oral, which it may receive in respect of any such Acquisition Transaction and the fact that it is having discussions or negotiations with a third party about an Acquisition Transaction.

         5.4. Current Information. During the period from the date of this Agreement to the Effective Time, each of Southington and HUBCO will cause one or more of its designated representatives to confer with representatives of the other party on a monthly or more frequent basis regarding its business, operations, properties, assets and financial condition and matters relating to the completion of the transactions contemplated herein. On a monthly basis, Southington agrees to provide HUBCO, and HUBCO agrees to provide Southington, with internally prepared profit and loss statements no later than 15 days after the close of each calendar month. As soon as reasonably available, but in no event more than 45 days after the end of each fiscal quarter (other than the last fiscal quarter of each fiscal year) ending on or after September 30, 1997, Southington will deliver to HUBCO and HUBCO will deliver to Southington their respective quarterly reports. As soon as reasonably available, but in no event more than 90 days after the end of each calendar year, Southington will deliver to HUBCO and HUBCO will deliver to Southington their respective Annual Reports.

         5.5. Access to Properties and Records; Confidentiality.

         (a) Southington shall permit HUBCO and its representatives, and HUBCO and Lafayette shall permit Southington and its representatives, reasonable access to their respective properties, and shall disclose and make available to HUBCO and its representatives, or Southington and its representatives, as the case may be, all books, papers and records relating to its assets, stock ownership, properties, operations, obligations and liabilities, including, but not limited to, all books of account (including the general ledger), tax records, minute books of directors' and shareholders' meetings, organizational documents, by-laws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which HUBCO and its representatives, or Southington and its representatives, may have a reasonable interest. Neither party shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer, would contravene any law, rule, regulation, order or judgment or would waive any privilege. The parties will use their best efforts to obtain waivers of any such restriction (other than waivers of the attorney-client privilege) and in any event make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. Notwithstanding the foregoing, Southington acknowledges that HUBCO may be involved in discussions concerning other potential acquisitions and HUBCO shall not be obligated to disclose such information to Southington except as such information is disclosed to HUBCO's shareholders generally.

         (b) All information furnished by the parties hereto previously in connection with transactions contemplated by this Agreement or pursuant hereto shall be used solely for the purpose of evaluating the Merger contemplated hereby and shall be treated as the sole property of the party delivering the information until consummation of the Merger contemplated hereby and, if such Merger shall not occur, each party and each party's advisors shall return to the other party all documents or other materials containing, reflecting or referring to such information, will not retain any copies of such information, shall use its best efforts to keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purposes. In the event that the Merger contemplated hereby does not occur, all documents, notes and other writings prepared by a party hereto or its advisors based on information furnished by the other party shall be promptly destroyed. The obligation to keep such information confidential shall continue for five years from the date the proposed Merger is abandoned but shall not apply to (i) any information which (A) the party receiving the information can establish by convincing evidence was already in its possession prior to the disclosure thereof to it by the other party; (B) was then generally known to the public; (C) became known to the public through no fault of the party receiving such information; or (D) was disclosed to the party receiving such information by a third party not bound by an obligation of confidentiality; or (ii) disclosures pursuant to a legal requirement or in accordance with an order of a court of competent jurisdiction.

         5.6. Regulatory Matters.

         (a) For the purposes of holding the Shareholders Meeting referred to in
Section 5.7 hereof and qualifying under applicable federal and state securities laws the HUBCO Common Stock to be issued to Southington shareholders in connection with the Merger, the parties hereto shall cooperate in the preparation and filing by HUBCO or Southington (as applicable) of a Registration Statement with the SEC which shall include an appropriate proxy statement and prospectus satisfying all applicable requirements of applicable state and federal laws, including the 1933 Act, the 1934 Act and applicable state securities laws and the rules and regulations thereunder, and the rules and regulations of the FDIC (such proxy statement and prospectus in the form mailed by Southington to the Southington shareholders together with any and all amendments or supplements thereto, being herein referred to as the "Proxy Statement/Prospectus" and the various documents to be filed by HUBCO under the 1933 Act with the SEC to register the HUBCO Common Stock for sale, including the Proxy Statement/Prospectus, are referred to herein as the "Registration Statement").

         (b) HUBCO shall furnish Southington with such information concerning HUBCO and its subsidiaries as is necessary in order to cause the Proxy Statement/Prospectus, insofar as it relates to such corporations, to comply with
Section 5.6(a) hereof. HUBCO agrees promptly to advise Southington if at any time prior to the Shareholders Meeting referred to in Section 5.7 hereof, any information provided by HUBCO in the Proxy Statement/Prospectus becomes incorrect or incomplete in any material respect and to provide Southington with the information needed to correct such inaccuracy or omission. HUBCO shall furnish Southington with such supplemental information as may be necessary in order to cause the Proxy Statement/Prospectus, insofar as it relates to HUBCO and its subsidiaries, to comply with Section 5.6(a) after the mailing thereof to Southington shareholders.

         (c) Southington shall furnish HUBCO with such information concerning Southington as is necessary in order to cause the Proxy Statement/Prospectus, insofar as it relates to Southington, to comply with Section 5.6(a) hereof. Southington agrees promptly to advise HUBCO if at any time prior to the Shareholders Meeting referred to in Section 5.6(a) hereof, any information provided by Southington in the Proxy Statement/Prospectus becomes incorrect or incomplete in any material respect and to provide HUBCO with the information needed to correct such inaccuracy or omission. Southington shall furnish HUBCO with such supplemental information as may be necessary in order to cause the Proxy Statement/Prospectus, insofar as it relates to Southington, to comply with
Section 5.6(a) after the mailing thereof to Southington shareholders.

         (d) HUBCO shall as promptly as practicable make such filings as are necessary in connection with the offering of the HUBCO Common Stock with applicable state securities agencies and shall use all reasonable efforts to qualify the offering of such stock under applicable state securities laws at the earliest practicable date. Southington shall promptly furnish HUBCO with such information regarding the Southington shareholders as HUBCO requires to enable it to determine what filings are required hereunder. Southington authorizes HUBCO to utilize in such filings the information concerning Southington provided to HUBCO in connection with, or contained in, the Proxy Statement/Prospectus. HUBCO shall furnish Southington's counsel with copies of all such filings and keep Southington advised of the status thereof. HUBCO shall as promptly as practicable file the Registration Statement containing the Proxy Statement/Prospectus with the SEC, Southington shall as promptly as practicable file the Proxy Statement/Prospectus with the FDIC, and each of HUBCO and Southington shall promptly notify the other of all communications, oral or written, with the SEC and the FDIC concerning the Registration Statement and the Proxy Statement/Prospectus.

         (e) HUBCO shall cause the HUBCO Common Stock issuable pursuant to the Merger to be listed on the NASDAQ Stock Market at the Effective Time.

         (f) The parties hereto will cooperate with each other and use their reasonable efforts to prepare all necessary documentation, to effect all necessary filings and to obtain all necessary permits, consents, approvals and authorizations of all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement as soon as possible, including, without limitation, those required by the FDIC, the Commissioner, the Department and the DEP. The parties shall each have the right to review in advance all filings with, including all information relating to the other, as the case may be, and any of their respective subsidiaries, if any, which appears in any filing made with, or written material submitted to, any third party or governmental body in connection with the transactions contemplated by this Agreement.

         (g) Each of the parties will promptly furnish each other with copies of written communications received by them or any of their respective subsidiaries, if any, from, or delivered by any of the foregoing to, any governmental body in respect of the transactions contemplated hereby with respect to the Merger.

         (h) Southington acknowledges that HUBCO is in or may be in the process of acquiring other banks and financial institutions and that in connection with such acquisitions, information concerning Southington may be required to be included in the registration statements, if any, for the sale of securities of HUBCO or in SEC reports in connection with such acquisitions. Southington agrees to provide HUBCO with any information, certificates, documents or other materials about Southington as are reasonably necessary to be included in such other SEC reports or registration statements, including registration statements which may be filed by HUBCO prior to the Effective Time. Southington shall use its reasonable efforts to cause its attorneys and accountants to provide HUBCO and any underwriters for HUBCO with any consents, comfort letters, opinion letters, reports or information which are necessary to complete the registration statements and applications or any such acquisition or issuance of securities. HUBCO shall reimburse Southington for expenses thus incurred by Southington should this transaction be terminated for any reason other than Section 7.1(i). HUBCO shall not file with the SEC any registration statement or amendment thereto or supplement thereof containing information regarding Southington unless Southington shall have consented to such filing. Southington shall not unreasonably delay or withhold any such consent.

         (i) The parties shall use all reasonable efforts to cause the filings with the SEC and FDIC of the Proxy Statement/Prospectus, and all regulatory filings with the FDIC, the Commissioner and the FRB, to be made by October 31, 1997.

         5.7. Approval of Shareholders. Southington will (a) take all steps necessary duly to call, give notice of, convene and hold a meeting of the shareholders of Southington (the "Shareholders Meeting") for the purpose of securing the approval of shareholders of this Agreement, (b) subject to the qualification set forth in Section 5.3 hereof and the right not to make a recommendation or to withdraw a recommendation if its investment banker withdraws its fairness opinion prior to the Shareholders Meeting, recommend to the shareholders of Southington the approval of this Agreement and the transactions contemplated hereby and use its reasonable efforts to obtain, as promptly as practicable, such approvals, and (c) cooperate and consult with HUBCO with respect to each of the foregoing matters.

         5.8. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to satisfy the conditions to Closing and to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using reasonable efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement and using its reasonable efforts to prevent the breach of any representation, warranty, covenant or agreement of such party contained or referred to in this Agreement and to promptly remedy the same. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action. Nothing in this section shall be construed to require any party to participate in any threatened or actual legal, administrative or other proceedings (other than proceedings, actions or investigations to which it is a party or subject or threatened to be made a party or subject) in connection with consummation of the transactions contemplated by this Agreement unless such party shall consent in advance and in writing to such participation and the other party agrees to reimburse and indemnify such party for and against any and all costs and damages related thereto.

         HUBCO agrees that from the date hereof to the Effective Time, except as otherwise approved by Southington in writing or as permitted or required by this Agreement, it will not, nor will it permit Lafayette to take any action that would result in any of its representations and warranties contained in Article IV of this Agreement not being true and correct in any material respect at the Effective Time or that would cause any of its conditions to Closing not to be satisfied.

         5.9. Public Announcements. HUBCO and Southington shall cooperate with each other in the development and distribution of all news releases and other public filings and disclosures with respect to this Agreement or the transactions contemplated hereby, and HUBCO and Southington agree that unless approved mutually by them in advance, they will not issue any press release or written statement for general circulation relating primarily to the transaction contemplated hereby, except as may be otherwise required by law or regulation in the opinion of counsel.

         5.10. Failure to Fulfill Conditions. In the event that HUBCO or Southington determines that a material condition to its obligation to consummate the transactions contemplated hereby cannot be fulfilled on or prior to March 31, 1998 (the "Cutoff Date") and that it will not waive that condition, it will promptly notify the other party. Except for any acquisition or merger discussions HUBCO may enter into with other parties, Southington and HUBCO will promptly inform the other of any facts applicable to Southington or HUBCO, respectively, or their respective directors or officers, that would be likely to prevent or materially delay approval of the Merger by any governmental authority or which would otherwise prevent or materially delay completion of the Merger.

         5.11. Indemnification and Insurance.

         (a) For a period of six years after the Effective Time, HUBCO shall indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, a director, officer, employee or agent of Southington or any subsidiary of Southington or serves or has served at the request of Southington in any capacity with any other person (collectively, the "Indemnitees") against any and all claims, damages, liabilities, losses, costs, charges, expenses (including, without limitation, reasonable costs of investigation, and the reasonable fees and disbursements of legal counsel and other advisers and experts as incurred), judgments, fines, penalties and amounts paid in settlement, asserted against, incurred by or imposed upon any Indemnitee, in connection with, arising out of or relating to (i) any threatened, pending or completed claim, action, suit or proceeding (whether civil, criminal, administrative or investigative), including, without limitation, any and all claims, actions, suits, proceedings or investigations by or on behalf of or in the right of or against Southington, or by any present or former shareholder of Southington (each a "Claim" and collectively, "Claims"), including, without limitation, any Claim which is based upon, arises out of or in any way relates to the Merger, the Proxy Statement/Prospectus, this Agreement, any of the transactions contemplated by this Agreement, the Indemnitee's service as a member of Southington's Board of Directors or any committee of Southington's Board of Directors, the events leading up to the execution of this Agreement, any statement, recommendation or solicitation made in connection therewith or related thereto and any breach of any duty in connection with any of the foregoing, and (ii) the enforcement of the obligations of HUBCO set forth in this Section 5.11, in each case to the fullest extent which Southington would have been permitted under any applicable law, Southington's Certificate of Incorporation and its By-Laws had the Merger not occurred (and HUBCO shall also advance expenses as incurred to the fullest extent so permitted). Notwithstanding the foregoing, HUBCO shall not provide any indemnification or advance any expenses with respect to any Claim which relates to a personal benefit improperly paid or provided, or alleged to have been improperly paid or provided, to the Indemnitee, but HUBCO shall reimburse the Indemnitee for costs incurred by the Indemnitee with respect to such Claim when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and nonappealable, that the Indemnitee was not improperly paid or provided with the personal benefit alleged in the Claim.

                  (b) From and after the Effective Time, HUBCO shall assume and honor any obligation of Southington immediately prior to the Effective Time with respect to the indemnification of the Indemnitees arising out of Southington's Certificate of Incorporation or By-Laws as if such obligations were pursuant to a contract or arrangement between HUBCO and such Indemnitees.

                  (c) In the event HUBCO or any of its successors or assigns (i) reorganizes or consolidates with or merges into or enters into another business combination transaction with any other person or entity and is not the resulting, continuing or surviving corporation or entity of such consolidation, merger or transaction, or (ii) liquidates, dissolves or transfers all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provision shall be made so that the successors and assigns of HUBCO assume the obligations set forth in this Section 5.11.

                  (d) HUBCO shall have Southington's officers and directors covered under either Southington's existing officers' and directors' liability insurance policy or a rider to HUBCO's then current officers' and directors' liability insurance ("D&O Insurance") policy for periods of at least six years after the Effective Time. However, HUBCO only shall be required to insure such persons upon terms and for coverages substantially similar to Southington's existing D&O Insurance.

                  (e) Any  Indemnitee  wishing  to claim  indemnification  under
Section 5.11, upon learning of any such claim, action, suit or proceeding, shall promptly notify HUBCO thereof, but the failure to so notify shall not relieve HUBCO of any liability it may have to such Indemnitee if such failure does not materially prejudice HUBCO. In the event of any such claim, action, suit or proceeding (whether arising before or after the Effective Time) as to which indemnification under this Section 5.11 is applicable, (a) HUBCO shall have the right to assume the defense thereof and HUBCO shall not be liable to such Indemnitees for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnitees in connection with the defense thereof, except that if HUBCO elects not to assume such defense or counsel for the Indemnitees advises that there are issues which raise conflicts of interest between HUBCO and the Indemnitees, the Indemnitees may retain counsel satisfactory to them, and HUBCO shall pay the reasonable fees and expenses of such counsel for the Indemnitees as statements therefor are received; provided, however, that HUBCO shall be obligated pursuant to this paragraph (e) to pay for only one firm of counsel for all Indemnitees in any jurisdiction with respect to a matter unless the use of one counsel for such Indemnitees would present such counsel with a conflict of interest that is not waived and (b) the Indemnitees will cooperate in the defense of any such matter. HUBCO shall not be liable for settlement of any claim, action or proceeding hereunder unless such settlement is effected with its prior written consent; provided, however, that HUBCO shall not have any obligation hereunder to any Indemnitee when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and nonappealable, that the indemnification of such Indemnitee in the manner contemplated hereby is prohibited by applicable law or public policy.

         5.12. Employee Matters; Directors.

         (a) Following consummation of the Merger, HUBCO shall honor the existing written contracts with officers and employees of Southington that are included in the Southington Disclosure Schedule.

         (b) Immediately following consummation of the Merger, HUBCO will cause Lafayette to elect as a director of Lafayette one person selected by the current Board of Directors of Southington from among its members and reasonably acceptable to HUBCO. Any Southington director who is not elected to the Board of Directors of Lafayette will become a member of a Lafayette advisory board for one year from the Effective Time and as such will be paid an annual retainer of $1,000.

         (c) Following consummation of the Merger, HUBCO shall make available to all employees and officers of Southington employed by the Surviving Bank coverage under the benefit plans generally available to Lafayette's employees and officers (including pension and health and hospitalization) on the terms and conditions available to Lafayette's employees and officers, and shall honor the severance policies of Southington previously disclosed to HUBCO in writing. After the Effective Time, HUBCO may terminate, merge or change existing Southington benefit plans. Employees of Southington employed by Lafayette will receive credit for prior employment by Southington for the sole purpose of determining whether such employees are eligible to participate in or be vested under Lafayette's medical, vacation, sick leave, disability, pension, and other employee benefit plans. Credit for prior service will not be given for purposes of benefit accrual under any defined benefit pension plan of HUBCO. No prior existing condition limitation shall be imposed with respect to any medical coverage plan of Lafayette.

         5.13. Disclosure Supplements. From time to time prior to the Effective Time, each party hereto will promptly supplement or amend (by written notice to the other) its respective Disclosure Schedule delivered pursuant hereto with respect to any matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedule or which is necessary to correct any information in such Disclosure Schedule which has been rendered materially inaccurate thereby. For the purpose of determining satisfaction of the conditions set forth in Article VI, no supplement or amendment to such Disclosure Schedule shall correct or cure any warranty which was untrue when made, but shall enable the disclosure of subsequent facts or events to maintain the truthfulness of any warranty.

         5.14. Transaction Expenses of Southington.

         (a) For planning purposes, Southington shall, within 15 days from the date hereof, provide HUBCO with its estimated budget of transaction-related expenses reasonably anticipated to be payable by Southington in connection with this transaction, including the fees and expenses of counsel, accountants, investment bankers and other professionals. Southington shall promptly notify HUBCO if or when it determines that it will expect to exceed its budget.

         (b) Promptly after the execution of this Agreement, Southington shall ask all of its attorneys and other professionals to render current and correct invoices for all unbilled time and disbursements. Southington shall accrue and/or pay all of such amounts as soon as possible.

         (c) Southington shall advise HUBCO monthly of all out-of-pocket expenses which Southington has incurred in connection with this transaction.

         (d) HUBCO, in reasonable consultation with Southington, shall make all arrangements with respect to the printing and mailing of the Proxy
Statement/Prospectus and, subject to Section 8.1 hereof, HUBCO shall pay all expenses related to such printing and mailing. In addition, HUBCO shall pay all expenses and fees related to filing of the Proxy Statement/Prospectus and related documents with the SEC and filings pursuant to state "blue sky" laws and regulations in connection with the Merger, if any.

         5.15. Compliance with Antitrust Laws. Each of HUBCO and Southington shall use its best efforts to resolve such objections, if any, which may be asserted with respect to the Merger under antitrust laws, including, without limitation, the Hart-Scott-Rodino Antitrust Improvements Act of 1976. In the event a suit is threatened or instituted challenging the Merger as violative of antitrust laws, each of HUBCO and Southington shall use its best efforts to avoid the filing of, resist or resolve such suit. HUBCO and Southington shall use their best efforts to take such action as may be required: (a) by the Antitrust Division of the Department of Justice or the Federal Trade Commission in order to resolve such objections as either of them may have to the Merger under antitrust laws, or (b) by any federal or state court of the United States, in any suit brought by a private party or governmental entity challenging the Merger as violative of antitrust laws, in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other order which has the effect of preventing the consummation of the Merger. Best efforts shall include, but not be limited to, the proffer by HUBCO of its willingness to accept an order agreeing to the divestiture, or the holding separate, of any assets of HUBCO or Southington, except to the extent that any such divestitures or holding separate arrangement would have a material adverse effect on HUBCO. The entry by a court, in any suit brought by a private party or governmental entity challenging the Merger as violative of antitrust laws, of an order or decree permitting the Merger, but requiring that any of the businesses, product lines or assets of HUBCO or Southington be divested or held separate thereafter shall not be deemed a failure to satisfy the conditions specified in
Section 6.1 hereof except to the extent that any divestitures or holding separate arrangement would have a material adverse effect on HUBCO and HUBCO shall not have voluntarily consented to such divestitures or holding separate arrangements. For the purposes of this Section 5.15, the divestiture or the holding separate of a branch of Lafayette or Southington with less than $20 million in assets shall not be considered to have a material adverse effect on HUBCO.

         5.16. Comfort Letters. HUBCO shall cause Arthur Andersen, its independent public accountants, to deliver to Southington, and Southington shall cause KPMG, its independent public accountants, to deliver to HUBCO and to its officers and directors who sign the Registration Statement for this transaction, a short-form "comfort letter" or "agreed upon procedures" letter, dated the date of the mailing of the Proxy Statement/Prospectus for the Shareholders Meeting, in the form customarily issued by such accountants at such time in transactions of this type.

         5.17. Affiliates. Promptly, but in any event within two weeks, after the execution and delivery of this Agreement, Southington shall deliver to HUBCO
(a) a letter identifying all persons who, to the knowledge of Southington, may be deemed to be affiliates of Southington under Rule 145 of the 1933 Act and the pooling-of-interests accounting rules, including, without limitation, all directors and executive officers of Southington and (b) copies of letter agreements, each substantially in the form of Exhibit 5.17, executed by each such person so identified as an affiliate of Southington agreeing to comply with Rule 145 and to refrain from transferring shares as required by the pooling-of-interests accounting rules. Within two weeks after the date hereof, HUBCO shall cause its directors and executive officers to enter into letter agreements in the form of Exhibit 5.17-2 with HUBCO concerning the pooling-of-interests accounting rules. HUBCO hereby agrees to publish, or file a Form 8-K, Form 10-K or Form 10-Q containing financial results covering at least 30 days of combined operations of HUBCO and Southington as soon as practicable but in no event later than 20 days after the last day of the first full calendar month following the Effective Time in form and substance sufficient to remove the restrictions set forth in paragraph "B" of Exhibit 5.17.

         5.18. Pooling in Tax-Free Reorganization Treatment. Prior to the date hereof, HUBCO has not taken any action or failed to take any action which would disqualify the Merger for pooling of interests accounting treatment, and before the Effective Time, neither HUBCO nor Southington shall intentionally take, fail to take, or cause to be taken or not taken any action within its control, which would disqualify the Merger as a "pooling-of-interests" unless HUBCO agrees to waive the condition contained in Section 6.2(c) for accounting purposes or as a "reorganization" within the meaning of Section 368(a) of the Code.

         5.19. Reserves. Notwithstanding that Southington believes that it has established all reserves and taken all provisions for possible loan losses required by GAAP and applicable laws, rules and regulations, Southington recognizes that HUBCO has adopted different loan, accrual and reserve policies (including loan classifications and levels of reserves for possible loan losses). From and after the date of this Agreement to the Effective Time and in order to formulate the plan of integration for the Merger, Southington and HUBCO shall consult with each other with respect to (i) conforming, based upon such consultation, Southington's loan, accrual and reserve policies to those policies of HUBCO to the extent appropriate, provided, that any required change in Southington's practices in connection with the matters described in this clause
(i) need not be effected until the parties receive all necessary governmental approvals and consents to consummate the transactions contemplated hereby, (ii) new extensions of credit or material revisions to existing terms of credits by Southington, in each case where the aggregate exposure exceeds $500,000.00, and
(iii) conforming, based upon such consultation, the composition of the investment portfolio and overall asset/liability management position of Southington to the extent appropriate.

                         ARTICLE VI - CLOSING CONDITIONS

         6.1. Conditions of Each Party's Obligations Under this Agreement. The respective obligations of each party under this Agreement to consummate the Merger shall be subject to the satisfaction, or, where permissible under applicable law, waiver at or prior to the Effective Time of the following conditions:

         (a) Approval of Southington Shareholders; SEC Registration. This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the shareholders of Southington. The Proxy Statement/Prospectus shall have been cleared for distribution by the FDIC. The Registration Statement shall have been declared effective by the SEC and shall not be subject to a stop order or any threatened stop order, and the issuance of the HUBCO Common Stock shall have been qualified in every state where such qualification is required under the applicable state securities laws.

         (b) Regulatory Filings. All necessary regulatory or governmental approvals and consents (including without limitation any required approval of the FRB, the Commissioner, the FDIC and the DEP) required to consummate the transactions contemplated hereby shall have been obtained without any term or condition which would materially impair the value of Southington to HUBCO. All conditions required to be satisfied prior to the Effective Time by the terms of such approvals and consents shall have been satisfied; and all statutory waiting periods in respect thereof shall have expired.

         (c) Suits and Proceedings. No order, judgment or decree shall be outstanding against a party hereto or a third party that would have the effect of preventing completion of the Merger; no suit, action or other proceeding shall be pending or threatened by any governmental body in which it is sought to restrain or prohibit the Merger; and no suit, action or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit the Merger or obtain other substantial monetary or other relief against one or more parties hereto in connection with this Agreement and which HUBCO or Southington determines in good faith, based upon the advice of their respective counsel, makes it inadvisable to proceed with the Merger because any such suit, action or proceeding has a significant potential to be resolved in such a way as to deprive the party electing not to proceed of any of the material benefits to it of the Merger.

         (d) Tax Opinion. HUBCO and Southington shall each have received an opinion, dated as of the Closing Date, of Pitney, Hardin, Kipp & Szuch, reasonably satisfactory in form and substance to Southington and its counsel and to HUBCO, based upon representation letters reasonably required by Pitney, Hardin, Kipp & Szuch, dated on or about the date of such opinion, and such other facts and representations as counsel may reasonably deem relevant, to the effect that

         (i) the Merger will be treated for federal income tax purposes as a reorganization qualifying under the provisions of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code; (ii) no gain or loss will be recognized by Southington; (iii) no gain or loss will be recognized upon the exchange of Southington Common Stock solely for HUBCO Common Stock;
         (iv) the basis of any HUBCO Common Stock received in exchange for Southington Common Stock will equal the basis of the recipient's Southington Common Stock surrendered on the exchange, reduced by the amount of cash received, if any, on the exchange, and increased by the amount of the gain recognized, if any, on the exchange (whether characterized as dividend or capital gain income); and (v) the holding period for any HUBCO Common Stock received in exchange for Southington Common Stock will include the period during which the Southington Common Stock surrendered on the exchange was held, provided such stock was held as a capital asset on the date of the exchange.

         6.2. Conditions to the Obligations of HUBCO Under this Agreement. The obligations of HUBCO under this Agreement shall be further subject to the satisfaction or waiver, at or prior to the Effective Time, of the following conditions:

         (a) Representations and Warranties; Performance of Obligations of Southington. Except for those representations which are made as of a particular date, the representations and warranties of Southington contained in this Agreement shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date. Southington shall have performed in all material respects the agreements, covenants and obligations to be performed by it prior to the Closing Date. With respect to any representation or warranty which as of the Closing Date has required a supplement or amendment to the Southington Disclosure Schedule to render such representation or warranty true and correct in all material respects as of the Closing Date, the representation and warranty shall be deemed true and correct as of the Closing Date only if (i) the information contained in the supplement or amendment to the Southington Disclosure Schedule related to events occurring following the execution of this Agreement and (ii) the facts disclosed in such supplement or amendment would not either alone, or together with any other supplements or amendments to the Southington Disclosure Schedule, materially adversely affect the representation as to which the supplement or amendment relates.

         (b) Opinion of Counsel to Southington. HUBCO shall have received an opinion of counsel to Southington, dated the Closing Date, in form and substance reasonably satisfactory to HUBCO, covering the matters set forth on Exhibit 6.2 hereto.

         (c) Pooling of Interests. HUBCO shall have received assurances from its accountants, Arthur Andersen, to the effect that the Merger shall be qualified to be treated by HUBCO as a pooling-of-interests for accounting purposes.

         (d) Certificates. Southington shall have furnished HUBCO with such certificates of its officers or other documents to evidence fulfillment of the conditions set forth in this Section 6.2 as HUBCO may reasonably request.

         (e) Directors' Voluntary Deferral Compensation Plan. All current Southington Directors shall be paid in a lump sum amounts due under the Directors' Voluntary Deferral Compensation Plan and shall release Southington from all obligations pursuant to such plan.

         6.3. Conditions to the Obligations of Southington Under this Agreement. The obligations of Southington under this Agreement shall be further subject to the satisfaction or waiver, at or prior to the Effective Time, of the following conditions:

         (a) Representations and Warranties; Performance of Obligations of HUBCO. Except for those representations which are made as of a particular date, the representations and warranties of HUBCO contained in this Agreement shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date. HUBCO shall have performed in all material respects, the agreements, covenants and obligations to be performed by it prior to the Closing Date. With respect to any representation or warranty which as of the Closing Date has required a supplement or amendment to the HUBCO Disclosure Schedule to render such representation or warranty true and correct in all material respects as of the Closing Date, the representation and warranty shall be deemed true and correct as of the Closing Date only if (i) the information contained in the supplement or amendment to the HUBCO Disclosure Schedule related to events occurring following the execution of this Agreement and (ii) the facts disclosed in such supplement or amendment would not either alone, or together with any other supplements or amendments to the HUBCO Disclosure
Schedule, materially adversely affect the representation as to which the supplement or amendment relates.

         (b) Opinion of Counsel to HUBCO. Southington shall have received an opinion of counsel to HUBCO, dated the Closing Date, in form and substance reasonably satisfactory to Southington , covering the matters set forth on
Exhibit 6.3 hereto.

         (c) Fairness Opinion. Southington shall have received an opinion from Endicott, dated no more than three business days prior to the date the Proxy Statement/Prospectus is mailed to Southington's shareholders, to the effect that, in its opinion, the consideration to be paid to shareholders of Southington hereunder is fair to such shareholders from a financial point of view ("Fairness Opinion").

         (d) Certificates. HUBCO shall have furnished Southington with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Section 6.3 as Southington may reasonably request.

                 ARTICLE VII - TERMINATION, AMENDMENT AND WAIVER

         7.1. Termination. This Agreement may be terminated prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of Southington:

         (a) by mutual written consent of the parties hereto;

         (b) (i) by Southington or HUBCO if the Effective Time shall not have occurred on or prior to the Cutoff Date unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein to be performed or observed by such party at or before the Effective Time, or (ii) by HUBCO or Southington if a vote of the shareholders of Southington is taken and such shareholders fail to approve this Agreement at the meeting (or any adjournment or postponement thereof) held for such purpose;

         (c) by HUBCO or Southington upon written notice to the other if any application for regulatory or governmental approval necessary to consummate the Merger and the other transactions contemplated hereby shall have been denied or withdrawn at the request or recommendation of the applicable regulatory agency or governmental authority or by HUBCO upon written notice to Southington if any such application is approved with conditions which materially impair the value of Southington to HUBCO;

         (d) by HUBCO if (i) there shall have occurred a material adverse change in the business, operations, assets, or financial condition of Southington from that disclosed by Southington in Southington's Form F-4 for June 30, 1997 and Southington's Annual Report to Shareholders for the year ended December 31, 1996; or (ii) there was a material breach in any representation, warranty, covenant, agreement or obligation of Southington hereunder and such breach shall not have been remedied within 30 days after receipt by Southington of notice in writing from HUBCO to Southington specifying the nature of such breach and requesting that it be remedied;

         (e) by Southington, if (i) there shall have occurred a material adverse change in the business, operations, assets or financial condition of HUBCO and its subsidiaries taken as a whole from that disclosed by HUBCO in HUBCO's Quarterly Report on Form 10-Q for the six months ended June 30, 1997 and HUBCO's Annual Report on Form 10-K for the fiscal year ended December 31, 1996; or (ii) there was a material breach in any representation, warranty, covenant, agreement or obligation of HUBCO hereunder and such breach shall not have been remedied within 30 days after receipt by HUBCO of notice in writing from Southington specifying the nature of such breach and requesting that it be remedied;

         (f) by HUBCO if the conditions set forth in Section 6.2 are not satisfied and are not capable of being satisfied by the Cutoff Date;

         (g) by Southington if the conditions set forth in Section 6.3 are not satisfied and are not satisfied and are not capable of being satisfied by the Cutoff Date;

         (h) by Southington in accordance with Section 2.1(a)(iii); and

         (i) by Southington, if Southington's Board of Directors shall have approved an Acquisition Transaction after determining, upon advice of counsel, that such approval was necessary in the exercise of its fiduciary obligations under applicable laws.

         7.2. Effect of Termination. In the event of the termination and abandonment of this Agreement by either HUBCO or Southington pursuant to Section 7.1, this Agreement (other than Section 5.5(b), the third from the last sentence of Section 5.6(h), this Section 7.2 and Section 8.1) shall forthwith become void and have no effect, without any liability on the part of any party or its officers, directors or shareholders. Nothing contained herein, however, shall relieve any party from any liability for any breach of this Agreement.

         7.3. Amendment. This Agreement may be amended by action taken by the parties hereto at any time before or after adoption of this Agreement by the shareholders of Southington but, after any such adoption, no amendment shall be made which reduces the amount or changes the form of the consideration to be delivered to the shareholders of Southington without the approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties hereto.

         7.4. Extension; Waiver. The parties may, at any time prior to the Effective Time of the Merger, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto; or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party against which the waiver is sought to be enforced.

                          ARTICLE VIII - MISCELLANEOUS

         8.1. Expenses.

         (a) Subject to Section 5.6(h) and Section 8.1(c) hereof, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including legal, accounting and investment banking fees and expenses) shall be borne by the party incurring such costs and expenses.

         (b) Notwithstanding any provision in this Agreement to the contrary, in the event that either of the parties shall willfully default in its obligations hereunder, the non-defaulting party may pursue any remedy available at law or in equity to enforce its rights and shall be paid by the willfully defaulting party for all damages, costs and expenses, including without limitation legal, accounting, investment banking and printing expenses, incurred or suffered by the non-defaulting party in connection herewith or in the enforcement of its rights hereunder if such non-defaulting party prevails.

         8.2.  Survival.  Except for the  provisions of Article II, Section 5.8,
Section   5.11,   Section  5.12  and  Section  5.17   hereof,   the   respective
representations, warranties, covenants and agreements of the parties to this Agreement shall not survive the Effective Time, but shall terminate as of the Effective Time.

         8.3. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by express service, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

         (a)      If to HUBCO, to:

                           HUBCO, Inc.
                           1000 MacArthur Blvd.
                           Mahwah, New Jersey 07430
                           Attn.:  Kenneth T. Neilson, Chairman,
                                    President and Chief Executive Officer

                  Copy to:

                           1000 MacArthur Blvd.
                           Mahwah, New Jersey 07430
                           Attn.:  D. Lynn Van Borkulo-Nuzzo, Esq.

                  And a Copy to:

                           Pitney, Hardin, Kipp & Szuch
                           (Delivery) 200 Campus Drive
                           Florham Park, New Jersey
                           (Mail) P.O. Box 1945
                           Morristown, New Jersey 07962-1945
                           Attn.:  Ronald H. Janis, Esq.

                  (b)      If to Southington, to:

                           The Bank of Southington
                           130 North Main Street
                           Southington, Connecticut 06489-0670
                           Attn.:  Bryan P. Bowerman, President

                  Copy to:

                           130 North Main Street
                           Southington, Connecticut 06489-0670
                           Attn.:  Roman F. Garbacik, Chairman of the Board

                           And a Copy to:

                           Tyler Cooper & Alcorn, LLP
                           CityPlace I, 35th Floor
                           Hartford, Connecticut 06103
                           Attn.:  William W. Bouton III, Esq.

         or to such other address as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

         8.4. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement, except for the Indemnitees covered by Section 5.11 hereof, the Southington directors immediately prior to the Closing Date who are third-party beneficiaries under Section 5.12(b) hereof and the persons signing letter agreements pursuant to Section 5.17 hereof who shall be entitled to the benefits of such Section 5.17.

         8.5. Entire Agreement. This Agreement, which includes the Disclosure Schedules hereto and the other documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, contains the entire Agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all prior negotiations, arrangements or understandings, written or oral, with respect thereto.

         8.6. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

         8.7. Governing Law. This Agreement shall be governed by the laws of the State of New Jersey, without giving effect to the principles of conflicts of laws thereof.

         8.8. Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  IN WITNESS WHEREOF, HUBCO, Lafayette and Southington have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

ATTEST:                             HUBCO, INC.


      /S/ D. LYNN VAN BORKULO-NUZZO        /S/KENNETH T. NEILSON
  By: ______________________________   By: __________________________________
      D. Lynn Van Borkulo-Nuzzo            Kenneth T. Neilson, Chairman,
                                           President and Chief Executive Officer

ATTEST:                             LAFAYETTE AMERICAN BANK
                                       AND TRUST COMPANY

    /S/ KENNETH T. NEILSON             /S/D. LYNN VAN BORKULO-NUZZO
By: ________________________       By: __________________________________
     Kenneth T. Neilson                D. Lynn Van Borkulo-Nuzzo
                                       Executive Vice President and
                                        Corporate Secretary

ATTEST:                             THE BANK OF SOUTHINGTON


    /S/ BRYAN P. BOWERMAN              /S/ROMAN F. GARBACIK
By: ________________________       By: __________________________________
     Bryan P. Bowerman                  Roman F. Garbacik, Chairman

DIRECTORS OF THE BANK OF SOUTHINGTON


/S/ BRYAN P. BOWERMAN                       /S/ JOSEPH J. CALVANESE, JR.
-----------------------------               ---------------------------
Bryan P. Bowerman                           Joseph J. Calvanese, Jr.


                                            /S/ NICHOLAS DEPAOLA
-----------------------------               ---------------------------
Harold Charette                             Nicholas DePaola


/S/ PHILIP FERRARO                          /S/ ROMAN F. GARBACIK
-----------------------------               ---------------------------
Philip Ferraro                              Roman F. Garbacik


/S/ JEAN MARTIN                             /S/ ELIZABETH MILO
-----------------------------               ---------------------------
Jean Martin                                 Elizabeth Milo


/S/ JAMES PRYOR                             /S/ BENJAMIN RUBIN
-----------------------------               ---------------------------
James Pryor                                 Benjamin Rubin

BOARD OF DIRECTORS OF LAFAYETTE AMERICAN BANK AND TRUST COMPANY

                                            /S/ DONALD P. CALCAGNINI
-----------------------------               ---------------------------
William A. Brennan                          Donald P. Calcagnini

/S/ GARY R. GINSBERG                        /S/ DONALD W. HARRISON
-----------------------------               ---------------------------
Gary R. Ginsberg                            Donald W. Harrison


-----------------------------               ---------------------------
John F. McIlwain                            Roderick C. McNeil, III

                                            /S/ ENZO R. MONTESI
-----------------------------               ---------------------------
Douglas D. Milne, III                       Enzo R. Montesi

/S/ KENNETH T. NEILSON
-----------------------------               ---------------------------
Kenneth T. Neilson                          Leif H. Olsen

/S/ DAVID A. ROSOW
-----------------------------               ---------------------------
David A. Rosow                              William D. Rueckert

/S/ LOUIS F. TAGLIATELA
-----------------------------               ---------------------------
Louis F. Tagliatela, Sr.                    John H. Tatigian, Jr.

/S/ D. LYNN VAN BORKULO-NUZZO
-----------------------------
D. Lynn Van Borkulo-Nuzzo

                CERTIFICATE OF THE BANK OF SOUTHINGTON DIRECTORS


         Reference is made to the Agreement and Plan of Merger dated August 18, 1997, (the "Agreement"), among HUBCO, Inc., Lafayette American Bank and Trust
Company and The Bank of Southington. Capitalized terms used herein have the meaning given to them in the Agreement.

         Each of the following persons, being all of the directors of Southington agrees to vote or cause to be voted all shares of Southington stock which are held by such person, or over which such person exercises full voting control (except as trustee or in a fiduciary capacity, or as nominee), in favor of the Merger.



/S/ BRYAN P. BOWERMAN                       /S/ ROMAN F. GARBACIK
-----------------------------               ---------------------------
Bryan P. Bowerman                           Roman F.Garbacik


/S/ JOSEPH J. CALVANESE, JR.                /S/ JEAN MARTIN
-----------------------------               ---------------------------
Joseph J. Calvanese, Jr.                    Jean Martin


                                            /S/ ELIZABETH MILO
-----------------------------               ---------------------------
Harold Charette                             Elizabeth Milo


/S/ NICHOLAS DEPAOLA                        /S/ JAMES PRYOR
-----------------------------               ---------------------------
Nicholas DePaola                            James Pryor


/S/ PHILIP FERRARO                          /S/ BENJAMIN RUBIN
-----------------------------               ---------------------------
Philip Ferraro                              Benjamin Rubin



Dated: August 18, 1997

                                  EXHIBIT 5.17

                      FORM OF SOUTHINGTON AFFILIATE LETTER


__________ __, 1997


HUBCO, Inc.
1000 MacArthur Blvd.
Mahwah, New Jersey 07430

Gentlemen:

         I am delivering this letter to you in connection with the proposed merger (the "Merger") of The Bank of Southington ("Southington"), a state bank and trust company organized under the laws of the State of Connecticut, with and into Lafayette Bank and Trust Company ("Lafayette"), a state bank and trust company organized under the laws of the State of Connecticut and a wholly-owned subsidiary of HUBCO, Inc. ("HUBCO"), pursuant to the Agreement and Plan of Merger dated August __, 1997, (the "Agreement") among Southington, HUBCO and Lafayette. I currently own shares of Southington's common stock, par value $6.00 per share ("Southington Common Stock"). As a result of the Merger, I will receive shares of HUBCO's common stock, no par value ("HUBCO Common Stock") in exchange for my Southington Common Stock.

         I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of Southington, as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations promulgated under the Securities Act of 1933, as amended (the "1933 Act") by the Securities and Exchange Commission ("SEC") and as the term "affiliate" is used for purposes of the SEC's rules and regulations applicable to the determination of whether a merger can be accounted for as a "pooling of interests" as specified in the SEC's Accounting Series Release 135, as amended by Staff Accounting Bulletins Nos. 65 and 76 ("ASR 135").

         I represent to and agree with HUBCO that:

                  A. Transfer Review Restrictions. During the period beginning on the date hereof and ending 30 days prior to the consummation of the Merger, I shall not sell, transfer, reduce my risk with respect to or otherwise dispose of ("transfer") any Southington Common Stock owned by me, and I shall not permit any relative who shares my home, or any person or entity who or which I control, to transfer any Southington Common Stock owned by such person or entity, without notifying HUBCO in advance of the proposed transfer and giving HUBCO a reasonable opportunity to review the transfer before it is consummated. HUBCO, if advised to do so by its independent public accountants, may instruct me not to make or permit the transfer because it may interfere with the "pooling of interests" treatment of the Merger. I shall abide by any such instructions.

                  B. Transfer Restrictions During Merger Consummation Period. I shall not transfer any Southington Common Stock owned by me, and I shall not permit any relative who shares my home, or any person or entity who or which I control, to transfer any Southington Common Stock owned by such person or entity during the period beginning 30 days prior to the consummation of the Merger and ending immediately after financial results covering at least 30 days of post-Merger combined operations have been published by HUBCO by means of the filing of a Form 10-Q or Form 8-K under the Securities Exchange Act of 1934, as amended, the issuance of a quarterly earnings report, or any other public issuance which satisfies the requirements of ASR 135. For purposes of this paragraph only, "Southington Common Stock" includes HUBCO Common Stock into which my Southington Common Stock is converted.

                  C. Compliance with Rule 145. I have been advised that the issuance of HUBCO Common Stock to me pursuant to the Merger will be registered with the SEC under the 1933 Act on a Registration Statement on Form S-4. However, I have also been advised that, since I may be deemed to be an affiliate of Southington at the time the Merger is submitted for a vote of Southington's shareholders, any transfer by me of HUBCO Common Stock is restricted under Rule 145 promulgated by the SEC under the 1933 Act. I agree not to transfer the HUBCO Common Stock received by me or any of my affiliates unless (i) such transfer is made in conformity with the volume and other limitations of Rule 145 promulgated by the SEC under the 1933 Act, (ii) in the opinion of HUBCO's counsel or counsel reasonably acceptable to HUBCO, such transfer is otherwise exempt from registration under the 1933 Act or (iii) such transfer is registered under the 1933 Act.

                  D. Stop Transfer Instructions; Legend on Certificates. I also understand and agree that stop transfer instructions will be given to HUBCO's transfer agents with respect to the HUBCO Common Stock received by me and any of my affiliates and that there will be placed on the certificates of the HUBCO Common Stock issued to me and any of my affiliates, or any substitutions therefor, a legend stating in substance:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED AUGUST __, 1997 BETWEEN THE REGISTERED HOLDER HEREOF AND HUBCO, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF HUBCO, INC."

                  E. Consultation with Counsel. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to transfer HUBCO Common Stock to the extent I felt necessary with my counsel or counsel for Southington.

                  Execution of this letter is not an admission on my part that I am an "affiliate" of Southington as described in the second paragraph of this letter, or a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter. This letter shall terminate concurrently with any termination of the Agreement in accordance with its terms.

                                           Very truly yours,



                                           -----------------------------
                                           Name:

Accepted this _____ day of
__________, 1997 by

HUBCO, INC.


By: _________________________

                                 EXHIBIT 5.17-2


                         FORM OF HUBCO AFFILIATE LETTER


___________, 1997


HUBCO, Inc.

HUBCO, Inc.
1000 MacArthur Blvd.
Mahwah, New Jersey 07430

Gentlemen:

         I am delivering this letter to you in connection with the proposed merger (the "Merger") of The Bank of Southington ("Southington"), a state bank and trust company organized under the laws of the State of Connecticut, with and into Lafayette Bank and Trust Company ("Lafayette"), a state bank and trust company organized under the laws of the State of Connecticut and a wholly-owned subsidiary of HUBCO, Inc. ("HUBCO"), pursuant to the Agreement and Plan of Merger dated August __, 1997, (the "Agreement") among Southington, HUBCO and Lafayette. I currently own shares of HUBCO common stock, no par value ("HUBCO Common Stock").

         I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of the HUBCO, as the term "affiliate" is defined for purposes of the rules and regulations of the Securities and Exchange Commission ("SEC") applicable to the determination of whether a merger can be accounted for as a "pooling of interests" as specified in the SEC's Accounting Series Release 135, as amended by Staff Accounting Bulletins Nos. 65 and 76 ("ASR 135").

         I represent to and agree with HUBCO that:

                  A. Transfer Review Restrictions. During the period beginning on the date hereof and ending 30 days prior to the consummation of the Merger, I shall not sell, transfer, reduce my risk with respect to or otherwise dispose of ("transfer") any HUBCO Common Stock owned by me, and I shall not permit any relative who shares my home, or any person or entity who or which I control, to transfer any HUBCO Common Stock owned by such person or entity, without notifying HUBCO in advance of the proposed transfer and giving HUBCO a reasonable opportunity to review the transfer before it is consummated. HUBCO, if advised to do so by its independent public accountants, may instruct me not to make or permit the transfer because it may interfere with the "pooling of interests" treatment of the Merger. I shall abide by any such instructions.

                  B. Transfer Restrictions During Merger Consummation Period. I shall not transfer any HUBCO Common Stock owned by me, and I shall not permit any relative who shares my home, or any person or entity who or which I control, to transfer any HUBCO Common Stock owned by such person or entity during the period beginning 30 days prior to the consummation of the Merger and ending immediately after financial results covering at least 30 days of post-Merger combined operations have been published by HUBCO by means of the filing of a Form 10-Q or Form 8-K under the Securities Exchange Act of 1934, as amended, the issuance of a quarterly earnings report, or any other public issuance which satisfies the requirements of ASR 135.

                  C. Consultation with Counsel. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to transfer HUBCO Common Stock to the extent I felt necessary with my counsel or counsel for HUBCO.

                  Execution of this letter is not an admission on my part that I am an "affiliate" of HUBCO as described in the second paragraph of this letter, or a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter. This letter shall terminate concurrently with any termination of the Agreement in accordance with its terms.

                                             Very truly yours,



                                             -----------------------------
                                             Name:

Accepted this _____ day of
__________, 1997 by

HUBCO, INC.


By: _________________________

                                   EXHIBIT 6.2



                    FORM OF OPINION OF COUNSEL TO SOUTHINGTON
                 TO BE DELIVERED TO HUBCO ON THE EFFECTIVE TIME


                                                                   , 1997


HUBCO, Inc.
1000 MacArthur Blvd.
Mahwah, NJ 07430

Ladies and Gentlemen:

         We are furnishing this opinion pursuant to Section 6.2(b) of the Agreement and Plan of Merger dated as of August 18, 1997 (the "Agreement"), by and between HUBCO, Inc. ("HUBCO"), a New Jersey Corporation and registered holding company, Lafayette Bank and Trust Company ("Lafayette"), a state bank and trust company organized under the laws of Connecticut and wholly-owned subsidiary of HUBCO, and The Bank of Southington ("Southington"), a state bank and trust company organized under the laws of Connecticut, pursuant to which Lafayette will be merged with and into Southington, and, with certain exceptions as set forth in the Agreement, all outstanding shares of common stock, $6.00 par value, of Southington will be converted into the right to receive consideration in shares of common stock, no par value, of HUBCO as set forth in the Agreement (the "Reorganization"). Unless otherwise defined herein, all capitalized terms used herein shall be as defined in the Agreement.

         We have acted as counsel to Southington concerning matters pertaining to the Agreement, the Reorganization and the transactions contemplated thereby. In this context, we have reviewed and are familiar with the terms of the Agreement. In rendering this opinion, we have reviewed such laws and regulations of the United States and the State of Connecticut as we have deemed necessary, but we express no opinion as to any other laws and this opinion is, therefore, subject to the effect, if any, of any such other laws.

         In rendering this opinion, we have reviewed and relied upon originals, or copies certified or otherwise identified to our satisfaction, of (i) the Certificate of Incorporation and Bylaws of Southington, (ii) certificates of the Secretaries and other officers of Southington, including but not limited to the certificate attached hereto as Exhibit A, (iii) the Agreement and the documents related thereto, (iv) certain resolutions of the Board of Directors of Southington adopted at a meeting held on August 14, 1997, as certified by the Secretary of Southington on the date hereof as being complete, accurate and in effect, relating to, among other things, authorization of the Agreement and arrangements in connection therewith, and (v) written approvals and other documents of government officials, including the Secretary of the State of Connecticut and the Banking Commissioner of the State of Connecticut, the Federal Deposit Insurance Corporation, and the Federal Reserve Bank of Boston (collectively, the "Documents"). In our review of the Documents, we have assumed that: (a) the statements made therein are accurate and complete; (b) the signatures on the Documents and instruments submitted to us as originals are authentic; and (c) the Documents submitted to us as copies conform with the originals.

         As used herein, whenever our opinion is qualified by the phrase "to our knowledge", it means only that we have reviewed the Documents and the Southington Disclosure Schedule and that we have made inquiry of the President of Southington concerning certain factual matters but that we have not otherwise conducted any independent inquiry, and that nothing has come to our attention based on the facts as we actually know them that would lead us to question the accuracy of our opinion. The phrase "to our knowledge" further qualifies our opinion by limiting it to the knowledge of the attorneys in this firm who have been actively involved in the representation of Southington in connection with the transactions contemplated in the Agreement.

         We also have assumed, but have not independently verified, that all Documents executed by a party other than Southington were duly and validly executed and delivered by such party and are legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms.

         Based upon the foregoing, we are of the opinion that:

         Southington is a state bank and trust company duly organized, validly existing and in good standing under the laws of the State of Connecticut. Southington has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as described in the Proxy Statement/Prospectus on pages and under the caption " ."

         The deposit accounts of depositors in Southington are insured up to applicable limits by the Federal Deposit Insurance Corporation.

         The authorized capital stock of Southington consists of 4,000,000 shares of common stock, $6.00 par value per share (the "Southington Shares"). The shareholders of Southington have no preemptive rights with respect to shares of the capital stock of Southington pursuant to the Certificate of Incorporation of Southington or otherwise. Southington does not have any authorized class of capital stock other than shares of its common stock and, to our knowledge, other than 55,250 outstanding options, there are no other outstanding subscription rights, conversion rights, warrants or other agreements or commitments of any nature whatsoever (either firm or conditional) obligating Southington to issue, deliver or sell, cause to be issued, delivered or sold, or restricting
Southington from selling any additional Southington Shares or obligating Southington to grant, extend or enter into any such agreement or commitment.

         The Agreement has been authorized, executed and delivered by Southington and constitutes the valid and binding obligation of Southington enforceable in accordance with its terms, except that the enforceability of the obligations of Southington may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, or laws affecting institutions the deposits of which are insured by the FDIC or other laws heretofore or hereafter enacted relating to or affecting the enforcement of creditors' rights generally and by principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In addition, certain remedial and other provisions of the Agreement may be limited by implied covenants of good faith, fair dealing, and commercially reasonable conduct, by judicial discretion, in the instance of equitable remedies, and by applicable public policies and laws.

         The execution and delivery of the Agreement and the consummation of the transactions contemplated thereby will not (i) conflict with or violate any provision of or result in the breach of any provision of the Certificate of Incorporation or By-Laws of Southington; or (ii) to our knowledge, conflict with or violate in any material respect, or result in a material breach or violation of the terms or provisions of, or constitute a default under, or result in (whether upon or after the giving of notice or lapse of time or both) any material obligation under, any indenture, mortgage, deed of trust or loan agreement or any other agreement, instrument, judgment, order, arbitration award or decree and to which Southington is a party or by which Southington is bound; or (iii) cause Southington to violate any corporation or banking law applicable to Southington.

         All actions of the directors and stockholders of Southington required by federal banking law and Connecticut Banking Law or by the Certificate of Incorporation or By-Laws of Southington, to be taken by Southington to authorize the execution, delivery and performance of the Agreement and consummation of the Merger have been taken.

         Assuming that there has been due authorization of the Merger by all necessary corporate and governmental proceedings on the part of HUBCO, Inc. ("HUBCO") and that HUBCO has taken all action required to be taken by it prior to the Effective Time, upon the appropriate filing of the Certificate of Merger in respect of the Merger with the Connecticut Secretary of State in accordance with Section 1.6 of the Agreement, the Merger will become effective at the Effective Time, as such term is defined in Section 1.6, and upon effectiveness of the Merger each share of Southington Shares will be extinguished and converted as provided in Article II of the Agreement.

         No approvals, authorizations, consents or other actions or filings under federal banking law or Connecticut Law ("Approvals") are required to be obtained by Southington in order to permit the execution and delivery of the Agreement by Southington and the performance by Southington of the transactions contemplated thereby other than those Approvals which have been obtained or those Approvals or consents required to be obtained by Southington.

         Except as set forth in the Southington Disclosure Schedule (as supplemented through the Effective Time of the Merger), and other than ordinary routine litigation incidental to the business of Southington, to our knowledge, there are no actions, suits or proceedings or investigations pending or threatened against or affecting the business, operations, property or financial condition of Southington, at law or in equity, in any court or before any federal, state municipal or other governmental department, commission, board, bureau, agency or instrumentality, except those which, if decided adversely to Southington, would not have a material adverse effect on the business, operations, assets or financial condition of Southington. Except as disclosed in the Southington Disclosure Schedule, to our knowledge, Southington is not in default with respect to any order, writ injunction or decree of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or authority, to which they or their properties are subject.

         To our knowledge, Southington has all material permits, licenses, orders and approvals of any governmental or regulatory bodies required to conduct its business under applicable Federal and state laws and regulations, except for those permits, licenses, orders and approvals as to which the failure to obtain would not have a material adverse effect on the business, operations, assets or financial condition of Southington.

         We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement/Prospectus and make no representation that we have independently verified the accuracy, completeness or fairness of such statements, but from our examination of the Proxy Statement/Prospectus and our general familiarity with Southington no facts have come to our attention that caused us to believe that (except for financial statements and other tabular financial information, and other financial and statistical data and information, as to which we do not express any belief) the Proxy Statement/Prospectus on the date of the mailing thereof and on the date of the meeting of stockholders of Southington at which the Agreement was approved, contained any untrue statement of a material fact regarding Southington or the Merger, or omitted to make a material fact regarding Southington or the Merger therein, in light of the circumstances under which they were made, not misleading.

         We are members of the Bar of the State of Connecticut and we express no opinion as to any of the laws of any jurisdiction other than the laws of the State of Connecticut and federal laws and regulations of the United States of America.

         The opinions expressed herein are rendered solely for the benefit of HUBCO and may not be relied upon by any other person or entity without our express written consent. We assume no responsibility for updating our opinion so as to take into consideration any event, action, interpretation or any other matters that may occur after the date hereof.

                                          Very truly yours,

                                          TYLER COOPER & ALCORN, LLP





                                          A Partner

                                   EXHIBIT "A"


                     THE BANK OF SOUTHINGTON ("Southington")

                            Certificate of President


         Tyler Cooper & Alcorn, LLP ("TC&A") has been asked by The Bank of Southington, a state bank and trust company organized and existing under the laws of the State of Connecticut ("Southington"), to represent it in connection with the Agreement and Plan of Merger dated as of August , 1997 (the "Agreement"), by and between HUBCO, Inc. ("HUBCO"), a New Jersey Corporation and registered holding company, Lafayette Bank and Trust Company ("Lafayette"), a state bank and trust company organized under the laws of Connecticut and wholly-owned subsidiary of HUBCO, and Southington, pursuant to which Lafayette will be merged with and into Southington, and, with certain exceptions as set forth in the Agreement, all outstanding shares of common stock, $6.00 par value, of Southington will be converted into the right to receive consideration in shares of common stock, $0.00 par value, of HUBCO as set forth in the Agreement (the "Reorganization"). In connection with the Reorganization, HUBCO has requested certain legal opinions from TC&A. TC&A has discussed with Southington the fact that the delivery of such opinion necessarily requires that Southington waive the attorney-client privilege that would otherwise apply to TC&A's representation. By this Certificate, Southington expressly consents to such waiver, solely and exclusively for the purpose of providing such opinion, and provides permission to TC&A to deliver its opinion, and further makes certain representations, upon which TC&A is entitled to rely in rendering its opinion. Accordingly, the undersigned, on behalf of Southington, does hereby certify to TC&A that he is the President of the Southington.

IN WITNESS  WHEREOF,  I have executed this  Certificate this ____ day of , 1997.
---------------




                                    -----------------------------------
                                            Bryan P. Bowerman
                                    President and Chief Executive Officer

                                   EXHIBIT 6.3


                       FORM OF OPINION OF COUNSEL TO HUBCO
              TO BE DELIVERED TO SOUTHINGTON ON THE EFFECTIVE TIME



The following portions of the opinion are to be given by Pitney,  Hardin, Kipp &
Szuch:

                  (a) HUBCO is a corporation validly existing and in good standing under the laws of the State of New Jersey. HUBCO has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as described in the Proxy Statement/Prospectus on pages __ and __ under the caption "_____________________________." HUBCO is registered as a bank holding company under the BHCA.

                  (b) Each Subsidiary of HUBCO listed as such in the HUBCO Disclosure Schedule is validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  (c) The authorized capital stock of HUBCO consists of ____________ shares of common stock, no par value per share ("HUBCO Common Stock") and _____________ shares of Series B, no par value, Convertible Preferred Stock (the "Authorized Preferred Stock). Except for
 to our knowledge, there are no outstanding subscription rights, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever (either firm or conditional) obligating HUBCO to issue, deliver or sell, cause to be issued, delivered or sold, or restricting HUBCO from selling any additional HUBCO Common Stock or Authorized Preferred Stock or obligating HUBCO to grant, extend or enter into any such agreement or commitment. The HUBCO Common Stock to be issued in connection with the Merger in accordance with
Article II of the Agreement, when so issued in accordance therewith, will be duly authorized, validly issued, fully paid and non-assessable, free of preemptive rights and free and clear of all liens, encumbrances or restrictions created by HUBCO.

                  (d) The Agreement has been authorized, executed and delivered by HUBCO and constitutes the valid and binding obligations of HUBCO enforceable in accordance with its terms, except that the enforceability of the obligations of HUBCO may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, or laws affecting institutions the deposits of which are insured by the FDIC or other laws heretofore or hereafter enacted relating to or affecting the enforcement of creditors' rights generally and by principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In addition, certain remedial and other provisions of the Agreement may be limited by implied covenants of good faith, fair dealing, and commercially reasonable conduct, by judicial discretion, in the instance of equitable remedies, and by applicable public policies and laws.

                  (e) The execution and delivery of the Agreement and the consummation of the transactions contemplated thereby will not (i) conflict with or violate any provision of or result in the breach of any provision of the Certificate of Incorporation or By-Laws of HUBCO; (ii) conflict with or violate in any material respect, or result in a material breach or violation of the terms or provisions of, or constitute a default under, or result in (whether upon or after the giving of notice or lapse of time or both) any material obligation under, any indenture, mortgage, deed of trust or loan agreement or any other agreement, instrument, judgment, order, arbitration award or decree of which we have knowledge (through our representation of HUBCO in connection therewith or in the course of our representation of HUBCO in connection with the Agreement) and to which HUBCO is a party or by which HUBCO is bound; or (iii) cause HUBCO to violate any corporation or banking law applicable to HUBCO.

                  (f) All actions of the directors and stockholders of HUBCO required by federal banking law and New Jersey law or by the Certificate of Incorporation or By-Laws of HUBCO, to be taken by HUBCO to authorize the execution, delivery and performance of the Agreement and consummation of the Merger have been taken.

                  (g) Assuming that there has been due authorization of the Merger by all necessary corporate and governmental proceedings on the part of Southington and that Southington has taken all action required to be taken by it prior to the Effective Time, upon the appropriate filing of the Certificate of Merger in respect of the Merger with the Connecticut Secretary of State in accordance with Section 1.6 of the Agreement, the Merger will become effective at the Effective Time, as such term is defined in Section 1.6, and upon effectiveness of the Merger each share of Southington Common Stock will be converted as provided in Article II of the Agreement.

                  (h) No approvals, authorizations, consents or other actions or filings under federal banking law or New Jersey law ("Approvals") are required to be obtained by HUBCO in order to permit the execution and delivery of the Agreement by HUBCO and the performance by HUBCO of the transactions contemplated thereby other than those Approvals which have been obtained or those Approvals or consents required to be obtained by Southington.

                  (i) The Registration Statement has been declared effective by the Securities and Exchange Commission ("SEC") under the 1933 Act and we are not aware that any stop order suspending the effectiveness has been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC.

                  We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement/Prospectus and make no representation that we have independently verified the accuracy, completeness or fairness of such statements, but from our examination of the Proxy Statement/Prospectus and our general familiarity with HUBCO no facts have come to our attention that caused us to believe that (except for financial statements and other tabular financial information, and other financial and statistical data and information, as to which we do not express any belief) the Proxy Statement/Prospectus on the date of the mailing thereof and on the date of the meeting of stockholders of Southington at which the Agreement was approved, contained any untrue statement of a material fact regarding HUBCO, Lafayette or the Merger, or omitted to make a material fact regarding HUBCO, Lafayette or the Merger therein, in light of the circumstances under which they were made, not misleading.

                  We are members of the Bar of the State of New Jersey and we express no opinion as to any of the laws of any jurisdiction other than the laws of the State of New Jersey and federal laws and regulations of the United States of America.

                                 ***************

The following portions of the opinion are to be given by D. Lynn Van Borkulo-Nuzzo, Esq., General Counsel to HUBCO:

         While I am not admitted to the practice of law in the State of Connecticut, I have reviewed the pertinent provisions of Connecticut law and regulation and have consulted with the Connecticut Department of Banking. Based on the foregoing, I am of the opinion that:

                  (a) Lafayette is a state bank and trust company organized under the laws of the State of Connecticut. Lafayette has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as described in the Proxy Statement/Prospectus on pages __ and __ under the caption
"---------------------------------."

                  (b) All actions of the directors and stockholders of Lafayette required by federal banking law and Connecticut Banking Law or by the Certificate of Incorporation or By-Laws of Lafayette, to be taken by Lafayette to authorize the execution, delivery and performance of the Agreement and consummation of the Merger have been taken.

                  (c) The Agreement has been authorized, executed and delivered by Lafayette and constitutes the valid and binding obligations of Lafayette enforceable in accordance with its terms, except that the enforceability of the obligations of Lafayette may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, or laws affecting institutions the deposits of which are insured by the FDIC or other laws heretofore or hereafter enacted relating to or affecting the enforcement of creditors' rights generally and by principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In addition, certain remedial and other provisions of the Agreement may be limited by implied covenants of good faith, fair dealing, and commercially reasonable conduct, by judicial discretion, in the instance of equitable remedies, and by applicable public policies and laws.

                  (d) The execution and delivery of the Agreement and the consummation of the transactions contemplated thereby will not (i) conflict with or violate any provision of or result in the breach of any provision of the Certificate of Incorporation or By-Laws of Lafayette; (ii)conflict with or violate in any material respect, or result in a material breach or violation of the terms or provisions of, or constitute a default under, or result in (whether upon or after the giving of notice or lapse of time or both) any material obligation under, any indenture, mortgage, deed of trust or loan agreement or any other agreement, instrument, judgment, order, arbitration award or decree to which Lafayette is a party or by which Lafayette is bound; or (iii) cause Lafayette to violate any corporation or banking law applicable to Lafayette.

                  (e) No approvals, authorizations, consents or other actions or filings under federal banking law or Connecticut Banking law ("Approvals") are required to be obtained by Lafayette in order to permit the execution and delivery of the Agreement by Lafayette and the performance by Lafayette of the transactions contemplated thereby other than those Approvals which have been obtained or those Approvals or consents required to be obtained by Southington.